UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☒         Definitive Proxy Statement

☐         Definitive Additional Materials

☐         Soliciting Material under §240.14a-12

INVESTAR HOLDING CORPORATION

(Name of Registrant as Specified in its Charter)

______________________________________________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

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☐         Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

2026 Notice and Proxy Statement

INVESTAR HOLDING CORPORATION

10500 Coursey Boulevard

Baton Rouge, Louisiana 70816

April 8, 2026

Dear Shareholder:

On behalf of the board of directors, we invite you to attend the 2026 Annual Meeting of Shareholders of Investar Holding Corporation (together with any adjournments or postponements thereof, the “2026 Annual Meeting”). The 2026 Annual Meeting will be held beginning at 3:00 p.m., Central Time, on Wednesday, May 20, 2026 at Investar Tower, 10500 Coursey Boulevard, Third Floor, Baton Rouge, Louisiana 70816. The formal notice of the 2026 Annual Meeting appears on the next page. At the 2026 Annual Meeting, you will be asked to:

1.	Elect 13 directors, each to serve a one-year term;

2.	Ratify the appointment of BDO USA, P.C. as Investar Holding Corporation’s independent registered public accounting firm for the 2026 fiscal year;

3.	Approve, on an advisory basis, the compensation of our named executive officers;

4.	Approve, on an advisory basis, the frequency of future advisory votes on the compensation of our named executive officers;

5.	Approve the Second Amended and Restated Investar Holding Corporation 2017 Long-Term Incentive Compensation Plan; and

6.	Transact such other business as may properly come before the 2026 Annual Meeting.

Only shareholders of record on March 23, 2026 are entitled to receive notice of and to vote at the 2026 Annual Meeting. The accompanying proxy statement provides detailed information concerning the matters to be acted upon at the 2026 Annual Meeting. We urge you to review this proxy statement and each of the proposals carefully. It is important that your views be represented at the 2026 Annual Meeting regardless of the number of shares of our common stock you own or whether you are able to attend the 2026 Annual Meeting in person.

A copy of our 2026 proxy statement, proxy card and our Annual Report on Form 10-K for the year ended December 31, 2025 (which serves as our annual report to shareholders) is being made available to our shareholders online, on or about April 8, 2026, at http://www.proxydocs.com/ISTR.

You may vote your shares via a toll-free telephone number, on the Internet, or by signing, dating and mailing a proxy card. Instructions regarding the three methods of voting by proxy are contained in the notice of Internet availability of proxy materials. If you are the record holder of shares of our common stock, you may vote in person at the 2026 Annual Meeting. If a bank, broker or other nominee holds your shares, you will need to request a legal proxy from your bank, broker or other nominee and bring it to the 2026 Annual Meeting in order to vote in person.

On behalf of our board of directors, I would like to express our appreciation for your continued investment in Investar Holding Corporation.

Sincerely,

John J. D’Angelo

President and Chief Executive Officer

INVESTAR HOLDING CORPORATION

10500 Coursey Boulevard

Baton Rouge, Louisiana 70816

NOTICE OF 2026 ANNUAL MEETING OF SHAREHOLDERS

DATE & TIME:	Wednesday, May 20, 2026 at 3:00 p.m., Central Time

PLACE:	Investar Tower 10500 Coursey Boulevard, Third Floor Baton Rouge, Louisiana 70816

ITEMS OF BUSINESS:

1. To elect 13 directors, each to serve a one-year term.

2. To ratify the appointment of BDO USA, P.C. as Investar Holding Corporation’s independent registered public accounting firm for the 2026 fiscal year.

3. To approve, on an advisory basis, the compensation of our named executive officers.

4. To approve, on an advisory basis, the frequency of future advisory votes on the compensation of our named executive officers.

5. To approve the Second Amended and Restated Investar Holding Corporation 2017 Long-Term Incentive Compensation Plan.

6. To transact such other business as may properly come before the 2026 Annual Meeting of Shareholders or any adjournments or postponements thereof.

RECORD DATE:	You are entitled to notice of and to attend or vote at the 2026 Annual Meeting if you were a shareholder of record as of the close of business on March 23, 2026.

ANNUAL REPORT:	Our Annual Report on Form 10-K for the year ended December 31, 2025 (which serves as our annual report to shareholders) is accessible online at http://www.proxydocs.com/ISTR.

PROXY VOTING:	We value your participation. It is important that your shares be represented and voted at the 2026 Annual Meeting regardless of whether you attend the 2026 Annual Meeting in person. The accompanying proxy statement provides detailed information about the matters to be considered at the 2026 Annual Meeting. Please read it carefully. To ensure your shares are represented at the 2026 Annual Meeting, please vote your shares via a toll-free telephone number, on the Internet or by completing, signing, dating and mailing a proxy card. Instructions regarding the three methods of voting are contained in the notice of Internet availability of proxy materials. Any proxy may be revoked at any time prior to its exercise at the 2026 Annual Meeting.

By Order of the Board of Directors,

John J. D’Angelo

President and Chief Executive Officer

Baton Rouge, Louisiana

April 8, 2026

Important Notice Regarding the Availability of Proxy Materials for

the Shareholder Meeting to be held on May 20, 2026:

Investar Holding Corporation’s 2026 proxy statement, proxy card and Annual Report on Form 10-K for the year ended December 31, 2025 are available at http://www.proxydocs.com/ISTR.

The Notice of the 2026 Annual Meeting of Shareholders and proxy statement are first being made available to shareholders on or about April 8, 2026.

i

INVESTAR HOLDING CORPORATION

______________________________

PROXY STATEMENT

______________________________

We include website addresses throughout this proxy statement for reference only. The information contained or referenced on our website and other websites mentioned in this proxy statement are not a part of this proxy statement and are not deemed incorporated by reference into this proxy statement or any other public filing made with the Securities and Exchange Commission.

ii

INVESTAR HOLDING CORPORATION

10500 Coursey Boulevard, Third Floor, Baton Rouge, Louisiana 70816

______________________________________________

PROXY STATEMENT

______________________________________________

2026 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON WEDNESDAY, MAY 20, 2026

We are making this proxy statement available to the shareholders of Investar Holding Corporation in connection with the solicitation of proxies by our board of directors (our “board”) for use at the 2026 Annual Meeting of Shareholders of Investar Holding Corporation to be held at 3:00 p.m., Central Time, on Wednesday, May 20, 2026, at Investar Tower, 10500 Coursey Boulevard, Third Floor, Baton Rouge, Louisiana 70816 (together with any adjournments or postponements of such annual meeting, the “2026 Annual Meeting”). In this proxy statement, Investar Holding Corporation is referred to as “Investar,” “we,” “our,” “us” or the “Company,” and Investar Bank is referred to as the “Bank.”

As required by the rules of the Securities and Exchange Commission (“SEC”), we are making this proxy statement, our proxy card and our Annual Report on Form 10-K for the year ended December 31, 2025, which serves as our annual report to shareholders (our “2025 Annual Report”), available to our shareholders electronically. On April 8, 2026, we mailed the notice of Internet availability to our shareholders of record as of March 23, 2026 and posted these materials online at http://www.proxydocs.com/ISTR.

QUESTIONS AND ANSWERS ABOUT THE 2026 ANNUAL MEETING, VOTING YOUR SHARES

AND THE PROXY MATERIALS

Who is soliciting proxies from the shareholders?

Our board, on behalf of the Company, is soliciting your proxy. The proxy provides you with the opportunity to vote on the proposals presented at the 2026 Annual Meeting, whether or not you attend the meeting.

When and where will the 2026 Annual Meeting be held?

The 2026 Annual Meeting will be held at 3:00 p.m., Central Time, on Wednesday, May 20, 2026 at Investar Tower, 10500 Coursey Boulevard, Third Floor, Baton Rouge, Louisiana 70816.

What will be voted on at the 2026 Annual Meeting?

1.	The election of 13 directors, each to serve a one-year term;

2.	The ratification of the appointment of BDO USA, P.C. as the Company’s independent registered public accounting firm for the 2026 fiscal year;

3.	The approval, on an advisory basis, of the compensation of our named executive officers;

4.	The approval, on an advisory basis, of the frequency of future advisory votes on the compensation of our named executive officers;

5.	The approval of the Second Amended and Restated Investar Holding Corporation 2017 Long-Term Incentive Compensation Plan; and

6.	The consideration of such other business as may properly come before the 2026 Annual Meeting.

Your proxy will also give the proxy holders discretionary authority to vote the shares represented by the proxy on any other matter that is properly presented for action at the 2026 Annual Meeting. Our board does not expect to bring any other matter before the 2026 Annual Meeting and is not aware of any other matter that may be considered at the 2026 Annual Meeting. In addition, under our Amended and Restated By-laws (“By-laws”), the time has expired for any shareholder to properly bring a matter before the 2026 Annual Meeting. However, in the unexpected event that any other matter does properly come before the 2026 Annual Meeting, subject to applicable SEC rules, the proxy holders will vote the proxies in their discretion.

How will we solicit proxies and who bears the cost of proxy solicitation?

The Company will bear the expenses for calling and holding the 2026 Annual Meeting and the solicitation of proxies therefor. Our directors, officers and employees may solicit proxies by telephone, mail, facsimile, the Internet or overnight delivery service. These individuals do not receive separate compensation for these services. Also, we have retained and pay a fee to Equiniti Trust Company, LLC to perform services in connection with our common stock, including assistance with the solicitation of proxies, but we pay no separate compensation to Equiniti Trust Company, LLC solely for the solicitation of proxies. Finally, in accordance with SEC regulations, we will reimburse brokerage firms and other persons representing beneficial owners of our common stock for their reasonable expenses in forwarding solicitation materials to such beneficial owners.

Who can vote at the 2026 Annual Meeting?

Our board has fixed the close of business on Monday, March 23, 2026, as the record date for our 2026 Annual Meeting. Only shareholders of record on that date are entitled to receive notice of, attend, and vote at the 2026 Annual Meeting. As of March 23, 2026, our only outstanding class of securities with voting rights was our common stock, $1.00 par value per share. On that date, we had 40,000,000 shares of common stock authorized, of which 13,744,225 shares were outstanding. Our Series A Preferred Stock does not have voting rights but is convertible into our common stock at the option of the holder.

If you, rather than your broker, are the record holder of our common stock, you can vote either in person at the 2026 Annual Meeting or by proxy, whether or not you attend the 2026 Annual Meeting. You may vote your shares by proxy via a toll-free telephone number, on the Internet or by signing, dating and mailing a proxy card that will be mailed to you if you request delivery of a full set of proxy materials. Instructions regarding the methods of voting by proxy are contained on the notice of Internet availability of proxy materials.

If your shares are held through a bank, broker or other nominee, you are considered the beneficial owner of shares held in street name. For you to vote in person at the 2026 Annual Meeting, you must request a legal proxy from your bank, broker or other nominee that was the shareholder of record of those shares as of the record date and bring it to the 2026 Annual Meeting.

How many votes must be present to hold the 2026 Annual Meeting?

A “quorum” must be present to hold our 2026 Annual Meeting. The presence, in person or by proxy, of the holders of a majority of the outstanding shares entitled to vote at the 2026 Annual Meeting constitutes a quorum. Your shares, once represented for any purpose at the 2026 Annual Meeting, are deemed present for purposes of determining a quorum for the remainder of the meeting and for any adjournment, unless a new record date is set for the adjourned meeting. This is true even if you abstain from voting with respect to any matter brought before the 2026 Annual Meeting.

How many votes does a shareholder have per share?

Our shareholders are entitled to one vote for each share of common stock held on the record date.

What is the required vote on each proposal?

Proposal		Voting Options	Vote Required to Adopt the Proposal	Effect of Abstentions	Effect of Broker Non-Votes
No. 1:	Election of 13 director nominees	For or withhold on each nominee	Plurality of shares voted	N/A	No effect
No. 2:	Ratification of the appointment of our independent registered public accounting firm	For, against or abstain	Affirmative vote of a majority of the votes actually cast	No effect	N/A
No. 3:	Approval, on an advisory basis, of the compensation of our named executive officers	For, against or abstain	Affirmative vote of a majority of the votes actually cast	No effect	No effect
No. 4:	Approval, on an advisory basis, of the frequency of future advisory votes on the compensation of our named executive officers	Stockholders may select whether such votes should occur every one year, every two years or every three years, or stockholders may abstain from voting	Plurality of shares voted	No effect	No effect
No. 5:	Approval of the Second Amended and Restated Investar Holding Corporation 2017 Long-Term Incentive Compensation Plan	For, against or abstain	Affirmative vote of a majority of the votes actually cast	No effect	No effect

Although the votes are non-binding, our board will consider the outcome of the advisory vote on the compensation of our named executive officers (the “say-on-pay vote”) and the advisory vote on the frequency of future advisory votes to approve the compensation of our name executive officers (the “say-on-frequency vote”) when establishing our compensation philosophy and in making future compensation decisions. Similar to the say-on-pay vote, the vote on the frequency of the say-on-pay vote is non-binding. Because this advisory vote has three possible substantive responses (every one year, every two years, or every three years), we will consider shareholders to have “approved” the frequency selected by a plurality of the shares voted; that is, the frequency receiving the highest number of affirmative votes.

How will the proxy be voted and how are votes counted?

If your shares are registered directly in your name, you are the shareholder of record of those shares, and these proxy materials have been made available to you by us. If you vote by proxy (either by properly completing and returning a paper proxy card or submitting voting instructions by telephone or on the Internet in accordance with the procedures included on the notice of Internet availability), the shares represented by your proxy will be voted at the 2026 Annual Meeting as you instruct, including any adjournments or postponements of the meeting. You do not need to attend the 2026 Annual Meeting in person to vote your shares of our common stock. If you return a signed proxy but do not provide any voting instructions on the proxy, your shares will be voted at the 2026 Annual Meeting, including any adjournments or postponements, in accordance with the recommendations of the board as follows:

1.	“FOR” the election of each director nominee.

2.	“FOR” the ratification of BDO USA, P.C. as our independent registered public accounting firm for 2026.

3.	“FOR” the approval, on an advisory basis, of the compensation of our named executive officers.

4.	“ONE YEAR” for the frequency of future advisory votes on the compensation of our named executive officers.

5.	“FOR” the approval of the Second Amended and Restated Investar Holding Corporation 2017 Long-Term Incentive Compensation Plan.

If your shares are held in a stock brokerage account by a bank, broker or other nominee, you are considered the beneficial owner of shares held in street name and these proxy materials are being forwarded to you by your bank, broker or other nominee that is considered the shareholder of record of those shares. As the beneficial owner, you have the right to direct your bank, broker or other nominee holding your shares in street name on how to vote your shares and must provide voting instructions to your bank, broker or other nominee, or your shares will not be voted on any proposal on which your bank, broker or the other party does not have discretionary authority to vote. The New York Stock Exchange rules determine which proposals presented at annual meetings of shareholders are “routine” or “non-routine.” If a proposal is determined to be routine, your bank, broker or other nominee has discretionary authority and may vote your shares on the proposal without receiving voting instructions from you. If a proposal is determined to be non-routine, your bank, broker, or other nominee does not have discretionary authority and may not vote your shares on the proposal without receiving your voting instructions. The ratification of BDO USA, P.C. as our independent registered public accounting firm is considered a routine matter; however, the election of directors, the approval of the compensation of our named executive officers, the approval of the frequency of future advisory votes on the compensation of our named executive officers and the approval of the Second Amended and Restated Investar Holding Corporation 2017 Long-Term Incentive Compensation Plan are considered non-routine matters.

A “broker non-vote” occurs when a bank, broker or other party holding shares for which you are a beneficial owner returns a valid proxy, but does not vote on a particular proposal because it does not have discretionary authority to vote on the matter and has not received voting instructions from the shareholder for whom it is holding shares. If a broker non-vote occurs with respect to any matter to be considered at the 2026 Annual Meeting, shares that are not voted will be treated as shares present for the purpose of determining whether a quorum is present at the meeting but will not be considered as a vote cast.

An abstention from voting by a shareholder who is either present in person at the 2026 Annual Meeting or represented by proxy will be treated as not being “cast” for purposes of such vote and will be counted neither “for” nor “against” the matter subject to the abstention. Abstentions will not affect the outcome of the vote on matters that must be approved by the holders of a majority of the votes cast or by plurality vote. Plurality vote means that the candidates receiving the highest number of “FOR” votes will be elected. A properly executed card marked “WITHHOLD” with respect to the election of a director nominee will be counted for purposes of determining whether there is a quorum at the 2026 Annual Meeting, but will not be considered to have been voted for the director nominee. Shares that abstain on any matter will be counted as present for quorum purposes.

Can a proxy be revoked?

Yes. You can revoke or change your proxy at any time before it is used to vote your shares by (1) giving written notice to our Corporate Secretary before the 2026 Annual Meeting, (2) timely delivering to us another proxy with a later date or (3) appearing in person and voting at the 2026 Annual Meeting if you, rather than your broker, are the record holder of our common stock or, if you hold your shares in street name, obtaining a legal proxy from your bank, broker or other nominee, bringing it to the 2026 Annual Meeting and voting in person. Your attendance alone at the 2026 Annual Meeting will not be enough to revoke your proxy. Written notice of the revocation of a proxy should be delivered to the following address: Jay Angelle, Associate General Counsel and Corporate Secretary, Investar Holding Corporation, 10500 Coursey Boulevard, Baton Rouge, Louisiana 70816.

Why did I receive a notice of Internet availability of proxy materials instead of a full set of proxy materials?

In accordance with the rules of the SEC, we are permitted to furnish proxy materials, including this proxy statement and our 2025 Annual Report, to shareholders by providing access to these documents on the Internet instead of mailing printed copies. Shareholders will not receive printed copies of the proxy materials unless requested. Instead, the notice of Internet availability of proxy materials provides instructions on how to access and review the proxy materials on the Internet. The notice also provides instructions on how to submit your proxy and voting instructions via the Internet. If you would like to receive a printed or email copy of our proxy materials, please follow the instructions for requesting the materials in the notice.

How do I obtain a separate set of proxy materials or request a single set for my household?

We have adopted a procedure approved by the SEC called “householding.” Under this procedure, we will deliver only one copy of our notice of Internet availability of proxy materials to shareholders who have the same address and last name unless one or more of these shareholders notifies us that they wish to receive individual copies. This procedure reduces our printing costs, postage fees, and the environmental impact from the distribution of additional, unneeded copies of the notice of Internet availability of proxy materials. Although only one copy of our notice of Internet availability of proxy materials will be delivered to each address, each shareholder sharing that address will continue to be able to access the proxy materials and submit his or her individual voting instructions.

If shareholders sharing an address wish to receive separate notices of Internet availability of proxy materials or do not wish to participate in householding in the future, please contact Jay Angelle, our Associate General Counsel and Corporate Secretary, at (337) 267-1555, or write to Mr. Angelle at Investar Holding Corporation, Attn.: Associate General Counsel and Corporate Secretary, 10500 Coursey Boulevard, Baton Rouge, Louisiana 70816. You may also send an email to Mr. Angelle at jay.angelle@investarbank.com. If you have multiple accounts in your name or share an address with other shareholders and receive multiple copies of our notice of Internet availability of proxy materials, you can authorize us to discontinue mailing multiple copies by calling or writing to or emailing our Corporate Secretary as instructed above.

Shareholders who beneficially own shares of our common stock held in street name may contact their brokerage firm, bank, broker-dealer or other similar organization to request information about householding.

PROPOSALS

Proposal No. 1 - Election of 13 Directors

If elected, the 13 director nominees nominated to stand for election at our 2026 Annual Meeting will serve a one-year term. Based on the recommendation of the nominating and governance committee, the board has nominated the following for election as directors:

•	John J. D’Angelo
•	James F. Dunkerley
•	David A. Flack, M.D.
•	Scott G. Ginn
•	William H. Hidalgo, Sr.
•	Rose J. Hudson
•	Gordon H. Joffrion, III
•	Robert Chris Jordan
•	Julio A. Melara
•	Suzanne O. Middleton
•	Andrew C. Nelson, M.D.
•	Frank L. Walker
•	James E. Yegge, M.D.

Each nominee presently serves as a member of our board and has consented to being named in the proxy statement as a nominee and to serving as a director if elected at the 2026 Annual Meeting. Biographical information about each is set forth below under “BOARD OF DIRECTORS.” If for any reason one or more of the nominees is not available as a candidate for director, an event that the board does not anticipate, the proxy holders will vote, in their discretion, for another candidate or candidates nominated by the board, if any.

Required Vote. Directors are elected by a plurality vote; the nominees who receive the highest number of votes cast, up to the number of directors to be elected, are elected.

Our board unanimously recommends a vote “FOR” the election of each of the 13 nominees for director to the board.

Proposal No. 2 - Ratification of the Appointment of BDO USA, P.C. as our Independent Registered Public Accounting Firm for the 2026 Fiscal Year

We are asking our shareholders to ratify the selection of BDO USA, P.C. as our independent registered public accounting firm for the 2026 fiscal year. Although current law, rules and regulations, as well as the charter of the audit committee, require the audit committee to engage, retain and supervise our independent registered public accounting firm, we view the selection of the independent registered public accounting firm as an important matter of shareholder concern and therefore are submitting the selection of BDO USA, P.C. for ratification by shareholders as a matter of good corporate governance. If our shareholders fail to ratify this appointment, the audit committee will reconsider whether to retain BDO USA, P.C. and may retain that firm or another firm without resubmitting the matter to our shareholders. Even if the appointment is ratified, the audit committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such change would be in our best interest and in the best interest of our shareholders. A representative of BDO USA, P.C. is expected to be present at the 2026 Annual Meeting to respond to appropriate questions and will also have an opportunity to make a statement if he or she desires to do so.

Required Vote. The affirmative vote by a majority of votes actually cast at the 2026 Annual Meeting is required for the ratification of the appointment of BDO USA, P.C. as our independent registered public accounting firm.

Our board unanimously recommends a vote “FOR” the ratification of BDO USA, P.C. as our independent registered public accounting firm for the 2026 fiscal year.

Proposal No. 3 - Advisory Approval of the Compensation of our Named Executive Officers

As required by Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), we provide our shareholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the rules of the SEC (also known as “say-on-pay”). Though this vote is not binding on the Company, our board and the compensation committee value the opinion of our shareholders and will consider the outcome of the vote when evaluating our executive compensation program. This vote is not intended to address any specific compensation arrangement or amount, but rather the overall compensation of our named executive officers and our compensation philosophy and practices as disclosed under the “Executive Officer Compensation” section of this proxy statement. This disclosure includes the compensation tables and narrative discussion preceding the compensation tables.

At the 2025 Annual Meeting, we provided our shareholders with the opportunity to cast a non-binding advisory vote regarding the compensation of our named executive officers as disclosed in our proxy statement for the 2025 Annual Meeting. Our shareholders approved the say-on-pay proposal, with 95% of the total votes cast voted for the proposal. This year we are again asking our shareholders to vote on the following resolution:

RESOLVED, That the shareholders of Investar Holding Corporation (“the Company”) approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s proxy statement for the 2026 Annual Meeting pursuant to Item 402 of Regulation S-K of the rules of the Securities and Exchange Commission.

We understand that our executive compensation practices are important to our shareholders. Our core executive compensation philosophy continues to be based on pay for performance, and we believe that our executive compensation program is strongly aligned with the long-term interests of our shareholders. At our 2020 Annual Meeting of Shareholders, our shareholders voted to hold our “say-on-pay” advisory vote every year. Accordingly, we expect the next say-on-pay vote will occur at our 2027 Annual Meeting, unless we announce otherwise following the board’s consideration of the advisory vote provided in Proposal No. 4 of this Proxy Statement regarding the frequency of future advisory votes on executive compensation.

In considering how to vote on this proposal, we encourage you to review the compensation tables and the narrative discussion preceding the compensation tables regarding our executive compensation program.

Required Vote. The affirmative vote by a majority of votes actually cast at the 2026 Annual Meeting is required for the approval of the compensation of our named executive officers.

Our board unanimously recommends a vote “FOR” the approval of the compensation of our named executive officers.

Proposal No. 4 - Advisory Approval of the Frequency of Future Advisory Votes to Approve the Compensation of our Named Executive Officers.

Section 14A of the Exchange Act also provides that shareholders must be given the opportunity to vote, on a non-binding, advisory basis, at least once every six years, as to their preference on how frequently we should seek future advisory votes on the compensation of our named executive officers as disclosed in this proxy statement in accordance with the rules of the SEC (also known as the “say-on-frequency”). Accordingly, we are asking our shareholders to indicate, on a non-binding, advisory basis, whether they would prefer an advisory vote on the compensation of our named executive officers to occur every one, two or three years. Shareholders also may, if they wish, abstain from casting a vote on this proposal.

Our board recommends that we hold an advisory vote on the compensation of our named executive officers every year. In formulating its recommendation, our board considered that an annual advisory vote on executive compensation will allow our shareholders to provide us with direct input on our compensation philosophy, policies and practices as disclosed in the proxy statement every year. However, shareholders should note that because the advisory vote on executive compensation occurs well after the beginning of the compensation year, and because the different elements of our executive compensation program are designed to operate in an integrated manner and to complement one another, in many cases it may not be appropriate or feasible to change our executive compensation program in consideration of any one year’s advisory vote on executive compensation by the time of the following year’s annual meeting of shareholders.

Our board and the compensation committee will carefully consider the outcome of the vote when making future decisions on the frequency of advisory votes on executive compensation. However, because this vote is advisory and not binding, our board may decide that it is in the best interests of our shareholders and the Company to hold an advisory vote on executive compensation more or less frequently than the frequency that has been selected by our shareholders.

We last held a say-on-frequency vote at our 2020 Annual Meeting at which time our shareholders voted to hold our say-on-pay advisory vote every year. Subject to the outcome of this say-on-frequency advisory vote, our board expects to continue holding the say-on-pay vote annually, with the next vote expected to occur at our 2027 Annual Meeting. Following the say-on-frequency vote at the 2026 Annual Meeting, our board expects to hold the next say-on-frequency vote at our 2032 Annual Meeting.

Required Vote. The proxy card provides shareholders with the opportunity to choose from four options (holding the vote every one, two or three years, or abstaining) and, therefore, shareholders will not be voting to approve or disapprove the recommendation of the board. Because this advisory vote has three possible substantive responses (every one year, every two years, or every three years), we will consider shareholders to have “approved” the frequency selected by a plurality of the shares voted; that is, the frequency receiving the highest number of affirmative votes.

Our board of directors unanimously recommends a vote to hold an advisory vote on the compensation of our named executive officers every “ONE YEAR.”

Proposal No. 5 - Approval of the Second Amended and Restated Investar Holding Corporation 2017 Long-Term Incentive Compensation Plan.

Following the recommendation of our compensation committee, referred to as the “committee” in this Proposal No. 5, our board of directors unanimously approved, and recommends that our shareholders adopt, the Second Amended and Restated Investar Holding Corporation 2017 Long-Term Incentive Compensation Plan (the “Plan”), which is summarized below and attached as Appendix A to this proxy statement. Because this is a summary, it does not contain all of the information that may be important to you. You should read Appendix A carefully before you decide how to vote.

Why Shareholders Should Approve the Plan

The Company believes that the adoption of the Plan is essential to our success. The Plan will allow the Company to continue to grant annual stock-based compensation as a part of a competitive overall compensation program. Equity-based awards are a critical component of our program, allowing us to attract, retain and motivate key talent, and align our employees’ interests with those of our shareholders. Our ability to deliver competitive pay without stock-based compensation would require the replacement of equity awards with cash-based long-term awards that may not necessarily align employee interests with those of our shareholders as effectively as stock-based awards. Additionally, replacing equity with cash would increase cash compensation expense and divert cash that could otherwise be reinvested in the business.

Our Current Plan Has Insufficient Shares Available For Grant

As reflected in the table below, following the annual long-term incentive (“LTI”) grants in early 2026, there are approximately 119,566 shares remaining available for future grants to our officers, employees and non-employee directors under our Amended and Restated 2017 Long-Term Incentive Compensation Plan (the “Current Plan”). As such, we may not have sufficient shares available to make LTI grants to our executive officers, key employees and non-employee directors beginning in 2027.

Material Revisions to the Plan

As compared to the Current Plan, the proposed Plan includes the following material changes:

●	increases the authorized shares under the Plan by 600,000 from 1,200,000 to 1,800,000;

●	increases the number of shares that may be granted without compliance with minimum vesting requirement to 5% of the new shares available under the Plan; and

●	extends the term of the Plan from May 19, 2031 to May 19, 2036.

Current Awards Outstanding and Shares Available for Grant

The table below sets forth information regarding the shares outstanding as of April 1, 2026 under the Current Plan and our predecessor plan, and the shares remaining available for grant under the Current Plan.

Options Outstanding	Weighted Average Exercise Price of Options	Weighted Average Remaining Contractual Life of Options (years)	Restricted Shares/RSUs Outstanding	Total Shares Available for Issuance under the Current Plan as of April 1, 2026
197,532	$19.43	4.8	324,705	119,566

●	Share Reserve. The board has approved the reservation of an additional 600,000 shares under the Plan. There were 1,200,000 shares reserved under our Current Plan.

●

Burn Rate. In calendar years 2023, 2024, and 2025, the Company’s annual equity burn rates, (calculated by dividing (1) the number of shares subject to equity awards granted during the year by (2) the weighted-average number of shares outstanding at the end of the applicable year), under the Current Plan were 2.1%, 1.4% and 1.4%, respectively, for a three-year average of 1.6%.

●

Expected Duration of the Plan. The Company expects the share reserve under the Plan to provide us with enough shares for awards for approximately six years, assuming the Company continues to grant awards consistent with its current practices and historical usage, as reflected in its historical burn rate and the table below, and noting that future circumstances may require the Company to change its current equity grant practices. As the Company cannot predict its future equity grant practices with any degree of certainty at this time, the share reserve under the Plan could last for a shorter or longer time.

●

Dilution. In calendar years 2023, 2024, and 2025, the end of year overhang rate (calculated by dividing (1) the sum of the number of shares issuable pursuant to equity awards outstanding at the end of the calendar year plus shares remaining available for issuance for future awards at the end of the calendar year by (2) the sum of the number of shares outstanding at the end of the calendar year plus the sum of (1) above) was 11.4%, 9.4% and 7.9%, respectively. Upon adoption of the Plan, the Company expects its overhang to be approximately 9.0%.

In light of the factors described above, the board has determined that the size of the share reserve under the Plan is reasonable and appropriate at this time.

Equity Compensation Best Practices Reflected in the Plan

The Plan has a number of provisions that the Company believes are consistent with best practices in equity compensation, protect shareholder interests and promote effective corporate governance, including the following:

●

Shareholder Approval is Required for Additional Shares and Other Material Amendments. The Plan does not contain an annual “evergreen” provision. The Plan authorizes a limited number of shares, so that shareholder approval is required to increase the maximum number of shares of common stock that may be issued under the Plan. In addition, other material amendments to the Plan require shareholder approval.

●

No Discount Stock Options or Stock Appreciation Rights. Any stock options and stock appreciation rights granted under the Plan will have an exercise price equal to or greater than the fair market value of the Company’s common stock on the date the stock option or stock appreciation right is granted; although discount stock options and stock appreciation rights (“SARs”) may be granted in the event such awards are assumed or substituted in connection with certain corporate transactions. The Plan defines fair market value as the closing sale price of a share of our common stock on the stock exchange or national market system on which our common stock is listed on such date or, if no sale occurred on the date in question, the closing sale price for a share of our common stock on the last preceding date for which such quotation exists. The closing sale price for a share of our common stock on the Nasdaq, on April 1, 2026 was $27.50.

●	Administration by Independent Directors. Awards under the Plan are administered by the committee, an independent committee of our board.

●	No Automatic Single-Trigger Vesting of Awards. The Plan does not provide for automatic “single-trigger” accelerated vesting upon a change in control.

●

Limitations on Dividend Payments. Dividends and dividend equivalents may be paid on awards subject to performance vesting conditions only to the extent such conditions are met. Further, participants holding stock options or stock appreciation rights do not receive dividend equivalents for any period prior to the exercise of the award.

●

Limitations on Grants. Individual limits on awards granted to any participant pursuant to the plan during any calendar year apply as follows: (a) except for outside directors, a maximum of 100,000 shares of common stock may be subject to awards granted to a participant; and (b) with respect to outside directors, a maximum of 30,000 shares of common stock may be subject to awards. The share amounts may be adjusted to take into account equity restructurings and certain other corporate transactions as described below.

●

No Repricing of Awards. Awards may not be repriced, replaced or re-granted through cancellation or modification without shareholder approval if the effect would be to reduce the exercise price for the shares under the award.

●	No Tax Gross-Ups. The Plan does not provide for any tax gross-ups.

●

No Liberal Share Counting. Shares of common stock delivered or withheld in payment of the exercise price of a stock option, delivered or withheld to satisfy tax obligations in respect of an award, or repurchased with the proceeds of an option exercise may not be re-issued under the Plan.

●

Minimum Vesting Conditions. All awards are subject to a minimum one-year vesting requirement, except that up to 5% of the shares available under the Plan may be granted without compliance with this minimum vesting condition.

●

Clawback of Awards. Awards under the Plan that are subject to recovery pursuant to any law, government regulation or exchange listing requirement requiring recovery, or any recovery policy adopted by the Company, will be subject to such deductions and clawbacks as set forth in such laws, government regulations, exchange requirements or policies.

Other Company policies that help align the interests of our directors and executive officers with those of our shareholders include our policies that prohibit our directors and executive officers from hedging our common stock, and our minimum stock ownership guidelines for our directors and executive officers. See “Executive Compensation – Executive Compensation Best Practices.”

Summary of the Second Amended and Restated 2017 Long-Term Incentive Compensation Plan

Administration. The committee administers the Plan and has authority to make awards under the Plan and to set the terms of the awards. The committee also has the authority to interpret the Plan, to establish any rules or regulations relating to the Plan that it determines to be appropriate and to make any other determination that it believes necessary or advisable for proper administration of the Plan.

Subject to the limitations specified in the Plan, the committee may delegate its authority to our chief executive officer with respect to grants to participants who are not subject to Section 16 of the Exchange Act. As provided under the Current Plan, our chief executive officer will have limited authority to grant awards under the Plan. See “Corporate Governance - Board Committees - Compensation Committee” for information on delegation of authority under our equity plans.

Eligible Participants. Our employees and consultants of the Company or its affiliates, non-employee directors of the Company, and directors of our affiliates will be eligible to receive awards, or incentives, under the Plan when designated as Plan participants. We currently have four executive officers, 12 non-employee directors and approximately 433 other employees, consultants, and directors of affiliates eligible to receive awards under the Plan. Currently, we have approximately 82 participants in our LTI program (including our executive officers and directors).

Awards. Awards under the Plan may be granted in any one or a combination of the following forms:

●	for officers and employees only, incentive stock options under Section 422 of the Internal Revenue Code;

●	non-qualified stock options;

●	SARs;

●	restricted stock;

●	restricted stock units (RSUs); and

●	other stock-based awards.

Authorized Shares. The plan authorizes the issuance of up to 1,800,000 shares of common stock, all of which can be issued pursuant to the exercise of incentive stock options under the Plan during its ten-year term. Shares issued under the Plan may be authorized but unissued shares, shares purchased on the open market or treasury shares.

Term of the Plan. No awards may be granted under the Plan after May 19, 2036.

Limitations and Adjustments to Shares Issuable Through the Plan. Awards for no more than 100,000 shares may be granted to a participant in a single year, however, awards for no more than 30,000 shares may be granted to a non-management director in a single year.

Generally, for purposes of determining the maximum number of shares of our common stock available for delivery under the Plan, shares that are not delivered because an award is forfeited, canceled, or settled in cash will not be deemed to have been delivered under the Plan. With respect to SARs paid in shares, all shares to which the SARs relate are counted against the Plan limits rather than the net number of shares delivered upon exercise. If shares are withheld to satisfy the exercise price of a stock option or the tax withholding obligation associated with any award, those withheld shares will not be available for reissuance under the Plan. In addition, shares purchased on the open market with the proceeds of an option exercise will not be available for reissuance under the Plan.

Proportionate adjustments will be made to all of the share limitations provided in the plan, including shares subject to outstanding awards, in the event of any recapitalization, reclassification, stock dividend, stock split, combination of shares or other change in the shares of our common stock. Further, the committee may adjust the terms of any award to the extent appropriate to provide participants with the same relative rights before and after the occurrence of any such event.

Minimum Vesting Requirements. All awards granted under the Plan must be made subject to a one-year vesting period, although this minimum vesting requirement does not apply to awards with respect to five percent of the shares authorized under the Plan.

Amendments to the Plan. The board may amend or discontinue the plan at any time. However, our shareholders must approve any amendment that would:

●	materially increase the benefits accruing to participants under the Plan;

●	increase the number of shares of common stock that may be issued under the Plan;

●	materially expand the classes of persons eligible to participate in the Plan;

●	expand the types of awards available for grant under the Plan;

●	materially extend the term of the Plan;

●	materially change the method for determining the exercise price of a stock option or SAR; or

●	permit the re-pricing of a stock option or SAR.

No amendment or discontinuance of the Plan may materially impair any previously granted award without the consent of the recipient.

Types of Incentives. Each of the types of incentives that may be granted under the Plan is described below:

●

Stock Options. The committee may grant non-qualified stock options or incentive stock options to purchase shares of our common stock. The committee will determine the number and exercise price of the options, provided that the option exercise price may not be less than the fair market value of a share of common stock on the date of grant, except for an option granted in substitution of an outstanding award in an acquisition transaction. In addition, the committee will determine the time or times that the options become exercisable, provided that options are subject to the minimum vesting requirement and exception described above. The term of an option will also be determined by the committee, but may not exceed ten years from the date of the grant. As noted above, the committee may not, without the prior approval of our shareholders, decrease the exercise price for any outstanding option after the date of grant. In addition, an outstanding option may not, as of any date that the option has a per share exercise price that is greater than the then current fair market value of a share of common stock, be surrendered to us as consideration for the grant of a new option with a lower exercise price, another incentive, a cash payment or shares of common stock, unless approved by our shareholders. Incentive stock options will be subject to certain additional requirements necessary in order to qualify as incentive stock options under Section 422 of the Internal Revenue Code. In addition, participants holding stock options will not be entitled to any dividend equivalent rights for any period of time prior to exercise of the stock option.

●

Stock Appreciation Rights. A stock appreciation right is a right to receive, without payment to us, a number of shares of common stock or an amount of cash determined by dividing the product of the number of shares as to which the SAR is exercised and the amount of the appreciation in each share by the fair market value of a share on the date of exercise of the right. The committee will determine the base price used to measure share appreciation, provided that the base price may not be less than the fair market value of a share of common stock on the date of grant, except for a SAR granted in substitution of an outstanding award in an acquisition transaction. In addition, the committee will determine whether the right may be paid in cash, shares of common stock, or a combination of the two, and the number and term of SARs, provided that the term of a SAR may not exceed ten years from the date of grant. SARs are subject to the minimum vesting requirement and exception described above. The Plan restricts decreases in the exercise price and certain exchanges of SARs on terms similar to the restrictions described above for stock options. Participants holding SARs will not be entitled to any dividend equivalent rights for any period of time prior to exercise of the SAR.

●

Restricted Stock. Shares of common stock may be granted by the committee and made subject to restrictions on sale, pledge or other transfer by the recipient for a certain restricted period. All shares of restricted stock will be subject to such restrictions as the committee may provide in an agreement with the participant, provided that the minimum vesting requirements described above are satisfied. Subject to the restrictions provided in the agreement and the Plan, a participant receiving restricted stock shall have all of the rights of a shareholder as to such shares, including the right to receive dividends. Notwithstanding the previous sentence, if the vesting of the shares of restricted stock is based upon the attainment of performance goals, any and all cash and stock dividends paid with respect to the shares of restricted stock will be subject to attainment of the performance goals as applicable to the underlying shares of restricted stock.

●

Restricted Stock Units. A restricted stock unit represents the right to receive from the Company on the scheduled vesting date or other specified payment date one share of common stock. All RSUs will be subject to such restrictions as the committee may provide in an agreement with the participant, provided that the minimum vesting requirements described above are satisfied. Subject to the restrictions provided in the incentive agreement and the Plan, a participant receiving RSUs shall have no rights of a shareholder as to such units until such time as shares of common stock are issued to the participant. RSUs may be granted with dividend equivalent rights; provided, however, that if the vesting of the RSUs is based upon the attainment of performance goals, any and all dividend equivalent rights with respect to the RSUs will be subject to the attainment of the performance goals applicable to the underlying RSUs.

●

Other Stock-Based Awards. The plan also permits the committee to grant participants awards of shares of common stock and other awards that are denominated in, payable in, valued in whole or in part by reference to, or are otherwise based on the value of, or the appreciation in value of, shares of common stock (other stock-based awards). The committee has discretion to determine the times at which such awards are to be made, the size of such awards, the form of payment, and all other conditions of such awards, including any restrictions, deferral periods or performance requirements, provided that the minimum vesting requirements described above are satisfied. Other stock-based awards may be granted with dividend equivalent rights; provided, however, that if the vesting of the award is based upon the attainment of performance goals, any and all dividend equivalent rights with respect to the award will be subject to the attainment of the performance goals applicable to the underlying award.

Clawback. The Plan also provides that Awards that are subject to recovery pursuant to any law, government regulation or exchange listing requirement requiring recovery, or any recovery policy adopted by the Company, will be subject to such deductions and clawbacks as set forth in such laws, government regulations, exchange requirements or policies. All determinations regarding the applicability of these provisions shall be in the discretion of the committee.

Termination of Employment; Change in Control. If a participant ceases to be an employee of the Company or to provide services to us for any reason, including death, disability, and retirement, the participant’s outstanding awards may be exercised, shall vest or shall expire at such time or times as may be determined by the committee and described in the incentive agreement.

Unless otherwise provided in an incentive agreement, upon a participant’s termination without cause or for good reason during the 24-month period following a change in control: (a) all options and SARs shall become immediately exercisable, and (b) all time-vested restrictions on restricted stock, RSUs or other stock-based awards shall lapse. With respect to outstanding awards with performance conditions, unless otherwise provided in an incentive agreement, all performance measures will be disregarded and the award will convert to a corresponding time-vested award at the target payout level, which will vest on the earlier of (a) the last day of the performance period, provided the participant remains employed through the performance period, or (b) the date of the participant’s termination without cause or for good reason. Further, in the event of a change in control, the committee may, in its sole and absolute discretion and authority, without obtaining the approval or consent of the Company’s shareholders or any participant with respect to his or her outstanding awards, take one or more of the following actions:

●

arrange for or otherwise provide that each outstanding award shall be assumed or a substantially similar award shall be substituted by a successor corporation or a parent or subsidiary of such successor corporation;

●

require that all outstanding options and SARs be exercised on or before a specified date (before or after such change in control) fixed by the committee, after which specified date all unexercised options and SARs shall terminate;

●

arrange or otherwise provide for payment of cash or other consideration to participants representing the value of such awards, if any, in exchange for the satisfaction and cancellation of outstanding awards, or cancel any outstanding awards for no payment if the award has no value; or

●	make other appropriate adjustments or modifications.

Transferability of Awards. Awards under the Plan may not be transferred except by will or by the laws of descent and distribution.

Payment of Withholding Taxes. We may withhold from any payments or stock issuances under the Plan, or collect as a condition of payment, any taxes required by law to be withheld. The participant may, but is not required to, satisfy his or her withholding tax obligation by electing to deliver currently owned shares of common stock or to have the Company withhold, from the shares the participant would otherwise receive, shares, in each case having a value equal to the minimum amount required to be withheld or such other rate approved by the committee. This election must be made prior to the date on which the amount of tax to be withheld is determined.

Prohibition of Repricing. Under the Plan, the committee may not, without the approval of the Company’s shareholders, authorize the repricing of any outstanding option or SAR to reduce its exercise price, cancel any option or SAR in exchange for cash or another incentive when the exercise price exceeds the fair market value of the underlying shares, or take any other action with respect to an option or SAR that the Company determines would be treated as a repricing.

Federal Income Tax Consequences of Incentives

The federal income tax consequences related to the issuance of the different types of incentives that may be granted under the Plan are summarized below. Participants who are granted incentives under the Plan should consult their own tax advisors to determine the tax consequences based on their particular circumstances.

Stock Options. A participant who is granted a stock option normally will not realize any income, nor will our Company normally receive any deduction for federal income tax purposes, in the year the option is granted. When a non-qualified stock option granted through the Plan is exercised, the participant will realize ordinary income measured by the difference between the aggregate purchase price of the shares acquired and the aggregate fair market value of the shares acquired on the exercise date and, subject to the limitations of Section 162(m) of the Internal Revenue Code, we will be entitled to a deduction in the year the option is exercised equal to the amount the participant is required to treat as ordinary income. An employee generally will not recognize any income upon the exercise of any incentive stock option, but the excess of the fair market value of the shares at the time of exercise over the option price will be an item of tax preference, which may, depending on particular factors relating to the employee, subject the employee to the alternative minimum tax imposed by Section 55 of the Internal Revenue Code. The alternative minimum tax is imposed in addition to the federal individual income tax, and it is intended to ensure that individual taxpayers do not completely avoid federal income tax by using preference items. An employee will recognize capital gain or loss in the amount of the difference between the exercise price and the sale price on the sale or exchange of stock acquired pursuant to the exercise of an incentive stock option, provided the employee does not dispose of such stock within two years from the date of grant and one year from the date of exercise of the incentive stock option (the holding periods). An employee disposing of such shares before the expiration of the holding periods will recognize ordinary income generally equal to the difference between the option price and the fair market value of the stock on the date of exercise. The remaining gain, if any, will be capital gain. The Company will not be entitled to a federal income tax deduction in connection with the exercise of an incentive stock option, except where the employee disposes of the shares received upon exercise before the expiration of the holding periods.

If the exercise price of a non-qualified option is paid by the surrender of previously owned shares, the basis and the holding period of the previously owned shares carry over to the same number of shares received in exchange for the previously owned shares. The compensation income recognized on exercise of these options is added to the basis of the shares received. If the exercised option is an incentive stock option and the shares surrendered were acquired through the exercise of an incentive stock option and have not been held for the holding periods, the optionee will recognize income on such exchange, and the basis of the shares received will be equal to the fair market value of the shares surrendered. If the applicable holding period has been met on the date of exercise, there will be no income recognition and the basis and the holding period of the previously owned shares will carry over to the same number of shares received in exchange, and the remaining shares will begin a new holding period and have a zero basis.

Stock Appreciation Rights. Generally, a participant who is granted a SAR under the Plan will not recognize any taxable income at the time of the grant. The participant will recognize ordinary income upon exercise equal to the amount of cash or the fair market value of the stock received on the day it is received. In general, there are no federal income tax deductions allowed to our Company upon the grant of SARs. Upon the exercise of the SAR, however, we will be entitled to a deduction equal to the amount of ordinary income that the participant is required to recognize as a result of the exercise, provided that the deduction is not otherwise disallowed under Section 162(m).

Restricted Stock. Unless the participant makes an election to accelerate recognition of the income to the date of grant (as described below), the participant will generally not recognize income, and we will not be allowed a tax deduction, at the time the restricted stock award is granted. When the restrictions lapse, the participant will recognize ordinary income equal to the fair market value of the shares as of that date, and we will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Section 162(m) of the Internal Revenue Code. If the participant files an election under Section 83(b) of the Internal Revenue Code within 30 days of the date of grant of restricted stock, the participant will recognize ordinary income as of the date of the grant equal to the fair market value of the stock as of that date, and the Company will be allowed a corresponding federal income tax deduction at that time, subject to any applicable limitations under Section 162(m). Any future appreciation in the stock will be taxable to the participant at capital gains rates. If the stock is later forfeited, however, the participant will not be able to recover the tax previously paid pursuant to a Section 83(b) election.

Restricted Stock Units. A participant will not be deemed to have received taxable income upon the grant of RSUs. The participant will be deemed to have received taxable ordinary income at such time as shares are distributed with respect to the RSUs in an amount equal to the fair market value of the shares distributed to the participant. Upon the distribution of shares to a participant with respect to RSUs, we will ordinarily be entitled to a deduction for federal income tax purposes in an amount equal to the taxable ordinary income of the participant, subject to any applicable limitations under Section 162(m) of the Internal Revenue Code. The basis of the shares received will equal the amount of taxable ordinary income recognized by the participant upon receipt of such shares.

Other Stock-Based Awards. Generally, a participant who is granted any other stock-based award under the Plan will recognize ordinary income at the time the cash or shares of common stock associated with the award are received. If stock is received, the ordinary income will be equal to the excess of the fair market value of the stock received over any amount paid by the participant in exchange for the stock. In the year that the participant recognizes ordinary taxable income in respect of such incentive, we will be entitled to a deduction for federal income tax purposes equal to the amount of ordinary income that the participant is required to recognize, provided that the deduction is not otherwise disallowed under Section 162(m).

Section 409A. If any incentive constitutes non-qualified deferred compensation under Section 409A of the Internal Revenue Code, it will be necessary that the award be structured to comply with Section 409A of the Internal Revenue Code to avoid the imposition of additional tax, penalties and interest on the participant.

Tax Consequences of a Change in Control. If, upon a change in control of the Company, the exercisability, vesting or payout of an incentive is accelerated, any excess on the date of the change in control of the fair market value of the shares or cash issued under accelerated awards over the purchase price of such shares, if any, may be characterized as “parachute payments” (within the meaning of Section 280G of the Internal Revenue Code) if the sum of such amounts and any other such contingent payments received by the employee exceeds an amount equal to three times the “base amount” for such employee. The base amount generally is the average of the annual compensation of the employee for the five years preceding such change in ownership or control. An “excess parachute payment” with respect to any employee is the excess of the parachute payments to such person, in the aggregate, over and above such person’s base amount. If the amounts received by an employee upon a change in control are characterized as parachute payments, the employee will be subject to a 20% excise tax on the excess parachute payment and we will be denied any deduction with respect to such excess parachute payment.

The foregoing discussion summarizes the federal income tax consequences of incentives that may be granted under the Plan based on current provisions of the Internal Revenue Code, which are subject to change. This summary does not cover any foreign, state or local tax consequences.

Plan Benefits

Awards under the Plan are subject to the discretion of the committee and no determinations have been made by the committee as to any awards that may be granted pursuant to the Plan in the future.

In early 2026, the committee approved the following awards under the Current Plan to the individuals and groups described in the table below.

Name and Position/Group	Dollar Value(1)	Number of Shares
John J. D’Angelo - President and Chief Executive Officer	$448,910	16,324
John R. Campbell - Executive Vice President and Chief Financial Officer	239,085	8,694
Linda M. Crochet - Executive Vice President and Chief Operations Officer	125,483	4,563
Executive Group(2)	932,800	33,920
Non-Executive Director Group	479,842	17,174
Non-Executive Officer Employee Group	1,191,850	43,340

(1)	The dollar amount of our RSU awards reflects the aggregate fair value determined as of the date of the award in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Stock Compensation.
(2)	Represents the Company’s four executive officers, including the Company’s three named executive officers shown separately above.

Equity Compensation Plan Information

The following table presents information as of December 31, 2025, regarding our incentive compensation plans under which common stock may be issued to employees and non-employees as compensation.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights(1)	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column)
Equity compensation plans approved by security holders(2)	515,323	$19.33	213,526
Equity compensation plans not approved by security holders(3)	49,014	16.71	—
Total	564,337	18.77	213,526

(1)	Includes 337,735 shares issuable pursuant to outstanding RSUs, which do not have an exercise price.
(2)

Represents shares available for issuance under the Company’s Current Plan. The Current Plan authorizes the grant of various types of equity grants and awards, such as restricted stock, RSUs, stock options and SARs to eligible participants, which include all of the Company’s employees, non-employee directors, and consultants.

(3)

The Investar Holding Corporation 2014 Long-Term Incentive Compensation Plan (the “2014 Plan”) was adopted by the Company’s board of directors on January 15, 2014 and was amended on March 13, 2014. Because the Company was a private corporation at the time of the adoption of the 2014 Plan, shareholder approval of the 2014 Plan was not required, nor was such approval obtained. A total of 600,000 shares of common stock was reserved for issuance pursuant to awards under the 2014 Plan. Effective May 24, 2017, no future awards will be granted under the 2014 Plan, although the terms and conditions of the 2014 Plan will continue to govern any outstanding awards thereunder.

As noted above, in early 2026, the committee granted RSUs to employees and directors with respect to 94,434 shares under the Current Plan. As such, there are currently approximately 119,566 shares remaining available for issuance under the Current Plan. See the table above under “Current Awards Outstanding and Shares Available for Grant” for current information regarding the shares outstanding and available for grant.

Required Vote. The affirmative vote by a majority of votes actually cast at the annual meeting is required for the approval of the Second Amended and Restated Investar Holding Corporation 2017 Long-Term Incentive Compensation Plan.

Our board of directors unanimously recommends a vote “FOR” the Second Amended and Restated Investar Holding Corporation 2017 Long-Term Incentive Compensation Plan.

STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

As of March 23, 2026, we had approximately 716 holders of record including participants in security position listings. The following table sets forth information regarding the beneficial ownership of our common stock as of March 23, 2026, by each person or entity, including any group (as that term is used in Section 13(d)(3) of the Exchange Act), known to us to be the beneficial owner of more than 5% of our outstanding common stock. Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act and is based upon the number of shares of our common stock outstanding as of March 23, 2026, which was 13,744,225 shares.

Name and Address	Number of Shares Beneficially Owned		Percent of Class
Wellington Management Group LLP	1,006,382	(1)	7.3%
280 Congress Street
Boston, MA 02210
Fourthstone LLC	695,992	(2)	5.1%
575 Maryville Centre Drive, Suite 110
St. Louis, MO 63141

(1)	The amount shown in the table above and the following information are based on the last Schedule 13G filed with the SEC on August 5, 2025 jointly by Wellington Management Group LLP (“Wellington”); Wellington Group Holdings LLP; Wellington Investment Advisors Holdings LLP and Wellington Management Company LLP reporting beneficial ownership as of July 31, 2025. Each of Wellington; Wellington Group Holdings LLP; Wellington Investment Advisors Holdings LLP and Wellington Management Company LLP reports shared voting and dispositive power over 1,006,382 shares of common stock. This includes 714,284 shares of common stock issuable upon the exercise of 15,000 shares of Series A Preferred Stock.
(2)	The amount shown in the table above and the following information are based on the last Schedule 13G filed with the SEC on February 13, 2026 jointly by Fourthstone LLC (“Fourthstone”); Fourthstone Master Opportunity Fund Ltd; Fourthstone GP LLC; Fourthstone QP Opportunity Fund LP; and Fourthstone Small-Cap Financials Fund LP, and L. Phillip Stone, IV reporting beneficial ownership as of December 31, 2025. Fourthstone reports shared voting and dispositive power over 695,992 shares of common stock. Fourthstone Master Opportunity Fund Ltd reports shared voting and dispositive power over 549,944 shares of common stock, Fourthstone GP LLC reports shared voting and dispositive power over 146,048 shares of common stock, Fourthstone QP Opportunity Fund LP reports shared voting and dispositive power over 144,396 shares of common stock, Fourthstone Small-Cap Financials Fund LP reports shared voting and dispositive power over 1,652 shares of common stock and L. Phillip Stone, IV reports shared voting and dispositive power over 695,992 shares of common stock.

STOCK OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

The following table includes information about the common stock owned by our directors, nominees and executive officers, as of March 23, 2026. Each of the persons listed in the table below under the heading “Directors and Nominees” currently serves as a director of the Company. Unless otherwise noted, the persons below have sole voting power and investment power with respect to the listed shares (subject to any applicable community property laws). The business address for each of the directors and executive officers listed below is 10500 Coursey Boulevard, Baton Rouge, Louisiana 70816. In computing each listed person’s particular percentage ownership, we deemed as outstanding for that particular person any shares of common stock issuable upon conversion of our Series A Preferred Stock held by that person, or subject to options currently exercisable or exercisable within 60 days of March 23, 2026 held by that person.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned		Percentage of Common Stock Beneficially Owned(1)	Number of Shares of Series A Preferred Stock Beneficially Owned	Percentage of Series A Preferred Stock Beneficially Owned
Directors and Nominees:
James F. Dunkerley	32,162	(2)	*	—	*
David A. Flack, M.D.	516,348	(3)	3.76%	—	*
Scott G. Ginn	20,709	(4)	*	250	*
William H. Hidalgo, Sr.	82,462	(5)	*	100	*
Rose J. Hudson	7,991		*	—	*
Gordon H. Joffrion, III	35,733	(6)	*	—	*
Robert Chris Jordan	84,538	(7)	*	600	1.85%
Julio A. Melara	12,698	(8)	*	25	*
Suzanne O. Middleton	38,320		*	—	*
Andrew C. Nelson, M.D.	153,973	(9)	1.12%	—	*
Frank L. Walker	17,460	(10)	*	100	*
James E. Yegge, M.D.	22,554	(11)	*	—	*

Named Executive Officers:
John J. D’Angelo	404,910	(12)	2.91%	50	*
John R. Campbell	13,757	(13)	*	30	*
Linda M. Crochet	17,491	(14)	*	50	*
All directors, nominees, and executive officers as a group (16 persons total)	1,477,395		10.58%	1,215	3.74%

*	Represents less than 1% of each outstanding class of stock as of March 23, 2026.
(1)	Ownership percentages reflect the ownership percentage assuming that such person, but no other person, exercises all stock options held by such person that are exercisable currently or within 60 days of March 23, 2026 and assuming the conversion of all Series A Preferred Stock held by such person into common stock. With respect to the ownership of all directors, nominees and executive officers as a group, the ownership percentage reflects ownership assuming that all such persons within the group, but no other person, exercises all stock options held by persons within the group that are exercisable currently or within 60 days of March 23, 2026 and assuming the conversion of all Series A Preferred Stock held by such persons within the group into common stock.
(2)	Includes 20,645 shares registered in the name of Mr. Dunkerley’s spouse.
(3)	Includes 85,156 shares registered in the name of Mr. Flack’s spouse.
(4)	Includes 11,904 shares of common stock issuable upon the conversion of 250 shares of Series A Preferred Stock held by Mr. Ginn.
(5)	Includes (i) 19,571 shares of common stock registered in the name of William H. Hidalgo Trust, (ii) 4,566 shares of common registered in the name of Mr. Hidalgo’s spouse, and (iii) 4,761 shares of common stock issuable upon the conversion of 100 shares of Series A Preferred Stock held by Mr. Hidalgo.
(6)	Includes 11,610 shares registered in the name of Mr. Joffrion’s spouse.
(7)	Includes 28,571 shares of common stock issuable upon the conversion of 600 shares of Series A Preferred Stock held by Mr. Jordan.
(8)	Includes (i) 2,436 shares of common stock held in Mr. Melara’s 401(k) account, and (ii) 1,190 shares of common stock issuable upon the conversion of 25 shares of Series A Preferred Stock held by Mr. Melara.
(9)	Includes 8,820 shares registered in the name of AJ’s Investment Co., LLC, an affiliate of Dr. Nelson. Dr. Nelson has shared voting and dispositive power and holds an aggregate 90% equity interest in AJ Investment Co LLC.
(10)	Includes (i) 1,305 shares of common stock held in Mr. Walker’s 401(k) account, and (ii) 4,761 shares of common stock issuable upon the conversion of 100 shares of Series A Preferred Stock held by Mr. Walker.
(11)	Includes 8,820 shares registered in the name of AJ’s Investment Co., LLC, an affiliate of Dr. Yegge. Dr. Yegge has shared voting and dispositive power and holds an aggregate 10% equity interest in AJ Investment Co LLC.
(12)	Mr. D’Angelo is also a director. His ownership includes (i) 2,099 shares held in brokerage accounts by Mr. D’Angelo for the benefit of his four children, (ii) 250 shares registered in the name of Mr. D’Angelo’s spouse, (iii) 35,486 shares held through the Company’s 401(k) plan, (iv) 14,525 shares of unvested restricted stock units (“RSUs”) that vest within 60 days, (v) 157,190 stock options that are exercisable currently or within 60 days, (vi) 2,380 shares of common stock issuable upon the exercise of 50 shares of Series A Preferred Stock, and (vii) 67,811 shares pledged to First National Bankers Bank to secure a business line of credit and a term loan.
(13)	Includes (i) 4,153 shares of unvested RSUs that vest within 60 days, (ii) 4,058 stock options that are exercisable currently or within 60 days, and (iii) 1,428 shares of common stock issuable upon the conversion of 30 shares of Series A Preferred Stock held by Mr. Campbell.
(14)	Includes (i) 4,621 shares of unvested RSUs that vest within 60 days, and (ii) 2,380 shares of common stock issuable upon the conversion of 50 shares of Series A Preferred Stock held by Ms. Crochet.

BOARD OF DIRECTORS

Board Composition and Refreshment

Effective January 1, 2026, David Flack and James Dunkerley were appointed to fill two newly created vacancies on the board of directors of Investar, with the initial term of each to expire upon the election of directors at Investar’s 2026 Annual Meeting. Our board is currently comprised of 13 directors, and each of our current directors has been nominated to serve a one-year term.

Information about Directors and Director Nominees

The following table lists the 13 directors currently serving on our board and nominated for election to our board at the 2026 Annual Meeting, each of whom also serves as a director of the Bank. The information below includes a brief discussion of the experience, qualifications and skills that led us to conclude that such individual should serve as a member of our board. We believe that our board consists of individuals who possess the integrity, education, work ethic and ability to work with others necessary to oversee our business effectively and to represent the interests of all shareholders. The information presented below highlights certain notable experience, qualifications and skills for each director nominee, but does not provide an exhaustive catalog of each and every qualification and skill that a director nominee possesses.

Each of Messrs. Flack and Dunkerley was appointed to serve on our board in connection with our acquisition of Wichita Falls Bancshares, Inc. The merger agreement provides for an initial appointment of Messrs. Flack and Dunkerley with a term expiring at the 2026 Annual Meeting, with an obligation to renominate each such director at the 2026 Annual Meeting.

Name	Age	Background, Qualifications and Skills
John J. D’Angelo Director since 2013	66	Mr. D’Angelo has been the President and Chief Executive Officer (“CEO”) of the Company since our organization as a bank holding company in 2013. He has also served as the Bank’s President and CEO since its organization in 2006. Prior to the Bank’s organization, Mr. D’Angelo was manager of the private banking, small business banking, construction lending, brokerage and trust areas of Hibernia National Bank (the predecessor to Capital One, N.A.) for more than six years in the East Baton Rouge Parish, Louisiana, market. From 1996 to 2005, Mr. D’Angelo was president and director of Aegis Lending Corporation, a company with lending operations in 46 states and the District of Columbia. As the founder of the Bank and its current CEO, Mr. D’Angelo has a detailed understanding of our history, current operations, future plans and strategies. His extensive banking experience is an additional qualification to serve on our board.
James F. Dunkerley Director since 2026 Independent	61	Mr. Dunkerley is a seasoned financial professional with over 40 years of experience spanning commercial and residential lending, investment, portfolio management, real estate development, construction, and brokerage. His career highlights include founding a leading mortgage warehouse lender in 2003 and driving significant business growth and innovation. Mr. Dunkerley previously served on the board of directors of Wichita Falls Bancshares, Inc. and its subsidiary, First National Bank, in Wichita Falls, Texas. Following the completion of Investar Holding Corporation’s acquisition of Wichita Falls Bancshares, Inc. on January 1, 2026, he was appointed to the board of directors of Investar Holding Corporation. Mr. Dunkerley’s extensive experience and strong relationships in the north Dallas and Wichita Falls markets qualify him to serve on our board.
David A. Flack, M.D. Director since 2026 Independent	68	Dr. Flack is a board-certified pathologist and is a founding shareholder and officer of Pathology Associates of North Texas, P.A. established in 1988. He also serves as the Laboratory Medical Director for Pathology Associates of North Texas, the United Regional Health Care System in Wichita Falls, Texas, and other surrounding area rural hospitals and clinics. Additionally, he currently serves as a board member of the United Regional Foundation, the North Central Texas Community Health Care Center, and Our Blood Institute. Dr. Flack previously served as President and as a board member of Wichita Falls Bancshares, Inc and as a board member of its subsidiary First National Bank. Following the completion of Investar Holding Corporation’s acquisition of Wichita Falls Bancshares, Inc. on January 1, 2026, he was appointed to the board of directors of Investar Holding Corporation. Dr. Flack’s background as a physician and extensive experience and strong relationships in the north Dallas and Wichita Falls markets qualify him to serve on our board.
Scott G. Ginn Director since 2024 Independent	57	Mr. Ginn is the Chief Operating Officer for Amedisys, Inc., a leading provider of home health, hospice, personal care and high-acuity care. He has led financial teams at Amedisys since 2007, serving as Senior Vice President of Accounting and Controller and Chief Accounting Officer before being named Chief Financial Officer in 2017 and Chief Operating Officer in 2022. Prior to joining Amedisys, Mr. Ginn served as a Director at Postlethwaite & Netterville, a professional accounting and business advisory firm. He is a Certified Public Accountant, a graduate of Louisiana State University and a resident of Baton Rouge, Louisiana. Mr. Ginn’s commitment and dedication have led to numerous accolades, and he was named 2022 Best Chief Financial Officer in Institutional Magazine’s All-America Executive Team Midcap Survey for the Managed Care and Health Care Facilities. Mr. Ginn’s public company background and extensive financial expertise qualifies him to serve on our board. Mr. Ginn qualifies as an audit committee financial expert.
William H. Hidalgo, Sr. Director since 2013 Independent	86	Mr. Hidalgo, the Chairman of our board, is the owner and managing member of Halimar Shipyard, LLC, a shipyard management company in Morgan City, Louisiana, and is an active marine consulting engineer. From May 1994 to October 2001, Mr. Hidalgo served as President and CEO of Conrad Industries, Inc., a publicly-traded marine vessel and offshore drilling component construction company in Morgan City. Mr. Hidalgo’s experience as president and CEO of a public company provides the board with knowledge of matters relevant to the successful management of a public company. As with a number of other directors, as a business owner, Mr. Hidalgo is able to add a borrower’s perspective to board discussions. His significant experience owning and operating companies also enables him to help the board efficiently manage the Company’s growth.
Rose J. Hudson Director since 2022 Independent	61	Ms. Hudson is the President and CEO of Louisiana Lottery Corporation and has served in that capacity since 2006. Ms. Hudson has been active in service to the Baton Rouge community for many years. She has served on the board of directors of the Mary Bird Perkins Cancer Foundation. She is also the immediate past chair of the board of directors of Woman’s Hospital. She currently serves as a board member of Dillard University in New Orleans. In addition, as the President and CEO of Louisiana Lottery Corporation for almost 20 years, Ms. Hudson brings to the board valuable insight into the processes and procedures necessary to manage a large, highly-regulated enterprise. Ms. Hudson’s leadership experience, education, and management experience, as well as extensive involvement in the local community, qualify her to serve on our board.

Gordon H. Joffrion, III Director since 2013 Independent	72	Mr. Joffrion has worked as a licensed general contractor since 1979. Since 2006, he has served as the General Manager of Joffrion Construction, Inc., a commercial and residential construction business in Baton Rouge, Louisiana, one of our primary markets. Mr. Joffrion’s long-standing business and personal relationships in the Baton Rouge area, as well as his strong knowledge of the business conditions in Baton Rouge, qualify him to serve on our board. Commercial real estate lending is a significant aspect of our operations. Mr. Joffrion’s extensive knowledge of the real estate and construction industries provides the board with an additional resource in understanding the risks and trends associated with commercial real estate.
Robert Chris Jordan Director since 2017 Independent	72	Mr. Jordan, a resident of New Iberia, Louisiana, has served as Managing Member of Vermillion Business Group since 1989. Vermillion Business Group develops properties for several Fortune 500 companies and also develops gated and non-gated subdivisions and industrial parks. Mr. Jordan is involved in numerous civic and non-profit associations in the Lafayette, Louisiana region. Commercial real estate lending is a significant aspect of our operations. Mr. Jordan’s extensive experience in commercial real estate development enables him to provide valuable insight with respect to our commercial real estate operations throughout our footprint. In addition, Mr. Jordan’s extensive experience in the Lafayette business community, and his significant contacts within the community, qualify him to serve on our board.
Julio A. Melara Director since 2023 Independent	61	Mr. Melara has served as President and CEO of Melara Enterprises, LLC since 2021. Melara Enterprises, LLC publishes the Greater Baton Rouge Business Report, 225 Magazine, inRegister Magazine, Daily Report online news, 1012 Industry Report, and other specialty publications. He is also the President and CEO of StudioE, a content, communications, and creative studio. He serves and has served on numerous boards of directors, including the National Alliance of Area Business Publishers, Tiger Athletic Foundation, and Joe Burrow Foundation. In addition to his extensive involvement in the local community, Mr. Melara's background as a businessman allows him to add a customer’s perspective to the board’s discussions and qualifies him to serve on our board.
Suzanne O. Middleton Director since 2013 Independent	66

Ms. Middleton currently serves as the Chairman of the Bank. Since April 1999, she has worked as the Chief Financial Officer of Credit One, LLC, a debt buying and collection company based in Metairie, Louisiana. As a chief financial officer, Ms. Middleton brings to our board extensive accounting, management, strategic planning, risk assessment and financial skills, which are important to the oversight of our financial reporting, enterprise and operational risk management operations. Her background and experience are important in the formulation of board policy. Her knowledge of the New Orleans, Louisiana, area allows her to provide insight regarding our growth plans in that market.

Andrew C. Nelson, M.D. Director since 2013 Independent	60

Dr. Nelson is a board certified gastroenterologist and is currently a partner with Texas Digestive Disease Consultants, a medical practice. From 1997 to 2018, he worked as a practicing partner with Gastroenterology Associates, a medical practice in Baton Rouge, Louisiana. In addition to the different perspective on our banking operations that Dr. Nelson’s background as a physician gives him, Dr. Nelson’s experience as a business owner allows him to provide insight and understanding of our customers’ needs, as well as an understanding of successful business operations.

Frank L. Walker Director since 2013 Independent	65

Mr. Walker has been the Chief Financial Officer of JP Oil Holdings, LLC since 1996. JP Oil Holdings, LLC, headquartered in Lafayette, Louisiana, is an oil and gas exploration and production company as well as an investor in commercial real estate. Mr. Walker also serves on the Board of Trustees and as Treasurer of Ochsner Lafayette General Health, a seven-hospital system with an additional six clinical affiliate hospitals in southwest Louisiana. Mr. Walker’s financial and accounting expertise, combined with his experience in the oil and gas industry, are valuable to our Company and our board. In addition, Mr. Walker’s knowledge and contacts in Lafayette help us to develop our strategies to further expand our presence in that area.

James E. Yegge, M.D. Director since 2023 Independent	60	Dr. Yegge has been a board certified nephrologist at Renal Associates of Baton Rouge, LLC since 2002. Dr. Yegge’s extensive experience in the healthcare industry and his community ties in our markets are valuable to our Company and our board. In addition, Dr. Yegge’s background as a physician and relationships in the local community offer a unique perspective on our banking operations with regard to understanding how we can better serve our customers’ needs.

CORPORATE GOVERNANCE

We are committed to strong and effective governance practices that promote and protect the interests of our shareholders. Our commitment to good corporate governance is illustrated by the following highlights.

12 of 13 director nominees are independent	100% independent audit, compensation, compliance and nominating and governance committees	Separate Chairman and CEO roles

Stock ownership guidelines for directors and executive officers	No meeting attendance fees for directors	Clawback policy

Robust Code of Conduct and Code of Ethics	Declassified board of directors	No shareholders’ rights plan

Board Independence

Our board has determined that each of James F. Dunkerley, David A. Flack, M.D., Scott G. Ginn, William H. Hidalgo, Sr., Rose J. Hudson, Robert Chris Jordan, Gordon H. Joffrion, III, Julio A. Melara, Suzanne O. Middleton, Andrew C. Nelson, M.D., Frank L. Walker, and James E. Yegge, M.D. is an “independent director” as defined under Rule 5605(a)(2) of The Nasdaq Stock Market, LLC (“Nasdaq”).

The board considered the commercial, banking, legal, charitable and familial relationships between our directors and Investar or the Bank when affirmatively determining each director’s status as an “independent director” under Nasdaq Rule 5605(a)(2), including the relationships listed below under “CERTAIN TRANSACTIONS.” The board determined that these relationships did not affect the above-named directors’ status as “independent directors.” Furthermore, we are not aware of any family relationships between any director, executive officer or person nominated to become a director or executive officer other than as listed under “CERTAIN TRANSACTIONS.”

Board Leadership Structure

The board has not adopted a formal policy regarding the separation of the roles of Chairman of the Board and CEO because the board believes that it is in our best interests to make that determination from time to time based on the position and direction of our organization and the composition of our board. Currently, Mr. Hidalgo serves as Chairman of the Board of the Company, while Mr. D’Angelo is the President and CEO of the Company and the Bank. We believe that at this time, this structure (as opposed to combining the positions of Chairman of the Board and CEO) is appropriate for us for two primary reasons. First, having a separate board chairman allows Mr. D’Angelo to focus fully on his primary responsibilities, which include implementing our strategic plans and managing the day-to-day operations of the Company and the Bank, rather than being occupied with fulfilling the duties of the Chairman of the Board, such as scheduling board meetings and otherwise managing the board. Second, we believe that having the board chairman position separate from the CEO allows the board to more effectively fulfill its obligation to oversee our management.

Board’s Role in Risk Oversight

Although the full board is ultimately responsible for the oversight of our risk management processes, the board is assisted in this task by a number of its committees and committees of the Bank’s board of directors. All of our directors are also members of the Bank’s board of directors. These committees are primarily responsible for considering and overseeing the risks within their particular area of concern. The enterprise risk committee includes members of management and members of the board and oversees the overall risk management of the Company. Our audit committee focuses on financial reporting and operational risk. As provided in its charter, the audit committee is required to meet regularly with management, our independent registered public accounting firm and our internal auditors to discuss the integrity of our financial reporting processes and internal controls as well as the steps that have been taken to monitor and control risks related to such matters. The audit committee also meets with management to discuss our major risk exposures and the steps management has taken to monitor and control such exposures, including risk assessment and risk management policies. Our compensation committee, whose duties are described in more detail below, evaluates the risks that our executive compensation programs may generate. We also delegate certain risk oversight functions to committees of the Bank on which our directors serve as all of the members. The Bank’s compliance committee assists the board in fulfilling its responsibilities relating to oversight of operational compliance with applicable regulatory requirements and sound ethical standards, and oversees our relationship with our principal regulatory authorities. The committee also oversees education, training and communications with the goal of having our policies and procedures on regulatory compliance and ethics properly disseminated, understood and followed. The full board is responsible for oversight of risks from cybersecurity threats. Oversight of cybersecurity risk management is performed primarily by the full board and the Information Technology (“IT”) committee. The IT committee consists of members of the board and key members of management. For additional information regarding our cybersecurity risk management, strategy and governance, see Part I. Item 1C. Cybersecurity in our 2025 Annual Report. The Bank’s credit committee is primarily responsible for credit and other risks arising in connection with our lending activities, which includes overseeing management committees that also address these risks. The Bank’s asset-liability committee monitors our interest rate risk, with the goal of structuring our asset-liability composition to maximize net interest income while minimizing the adverse impact of changes in interest rates on net interest income and capital.

Each committee meets regularly with management to assist in identifying all of the risks within such committee’s areas of responsibility and in monitoring and, where necessary, taking appropriate action to mitigate the applicable risks. Following each committee meeting, the committee chairman provides a report at the next board meeting to the full board on issues related to such committee’s risk oversight duties. To the extent that any risks reported to the full board need to be discussed outside the presence of management, the board will call an executive session to discuss these issues.

We believe the board’s approach to fulfilling its risk oversight responsibilities complements its leadership structure. In his capacity as Chairman of the Board, Mr. Hidalgo reviews whether our board committees are addressing their risk oversight duties in a comprehensive and timely manner. Based on the outcome of these reviews, Mr. D’Angelo assists these committees in fulfilling their duties by (1) requiring that our management team provide these committees with all requested reports and other information, as well as with access to our employees, and (2) implementing recommendations of the various board committees to mitigate risk.

Board Meeting Attendance

Our board held 12 meetings during 2025. During 2025, all of our directors attended at least 75% of the total number of board meetings and the meetings of the committees on which they served during the periods that they served. The members of the board who are “independent directors” under Nasdaq Rule 5605(a)(2) met in executive session twice during 2025.

Although we do not have a policy requiring director attendance at our annual meeting, all but two of our Company directors at the time attended the 2025 Annual Meeting.

Board Committees

To assist in the performance of its responsibilities, our board has established standing committees. These committees include our executive committee as well as our audit committee, compliance committee, compensation committee and nominating and governance committee. The board also may establish additional committees as it deems necessary or appropriate, in accordance with applicable laws and regulations and our corporate governance documents. The table below reflects the current membership of our standing committees.

Name of Director	Executive Committee	Audit Committee	Compliance Committee*	Compensation Committee	Nominating and Governance Committee
John J. D’Angelo	Chair
James F. Dunkerley		X	X
David A. Flack, M.D.
Scott G. Ginn		Chair**
William H. Hidalgo, Sr.	X
Rose J. Hudson		X	Chair
Gordon H. Joffrion, III
Robert Chris Jordan					Chair
Julio A. Melara			X	Chair	X
Suzanne O. Middleton	X	X		X
Andrew C. Nelson, M.D.	X			X	X
Frank L. Walker			X
James E. Yegge, M.D.				X	X

* Committee of the board of the Bank

** Audit committee financial expert, as defined by the SEC

Committee charters for the executive committee, audit committee, compliance committee, compensation committee and nominating and governance committee can be found under the “Investors” tab on our website at www.investarbank.com by selecting “Corporate Governance – Corporate Governance Information” and then selecting the applicable committee charter. The following charts summarize the primary responsibilities of each of the committees.

EXECUTIVE COMMITTEE	Primary Responsibilities:

Members:	●	Assists our board in fulfilling its oversight responsibilities by making all decisions with respect to all matters under the direction and control of our board when our board is not in session
John J. D’Angelo (Chair)
William H. Hidalgo, Sr.
Suzanne O. Middleton
Andrew C. Nelson, M.D.
Meetings in 2025: 0

AUDIT COMMITTEE	Primary Responsibilities:

Members:	●	Assists our board in fulfilling its oversight responsibilities relating to:
Scott G. Ginn (Chair)

o the integrity of our financial statements and our accounting and financial reporting process

o overseeing our system of internal accounting and financial controls

o performance of our internal audit function

o reviewing and approving the scope of the annual audit, the audit fee and the financial statements

o pre-approving all auditing and permitted non-audit services

o reviewing our major risk exposures and the steps management has taken to monitor and control such exposures, including risk assessment and risk management policies

o the appointment, compensation, qualifications, performance and independence of our independent auditor

o overseeing compliance with legal and regulatory requirements relating to the audit function

James F. Dunkerley
Rose J. Hudson
Suzanne O. Middleton

● All members are independent as defined in the director independence standards of Nasdaq
● All members also meet the criteria for independence in Rule 10A-3(b)(1) of the Exchange Act
● Each member also meets the additional qualifications set forth in the applicable Nasdaq listing standards and SEC rules
● Our board has determined that Mr. Ginn qualifies as “audit committee financial expert,” as such term is defined by SEC rules

Meetings in 2025: 9

COMPLIANCE COMMITTEE	Primary Responsibilities:

Members:	●	Assists our board in fulfilling its oversight responsibilities by:
Rose J. Hudson (Chair)

o establishing, in conjunction with management, programs regarding operational and regulatory compliance and sound business ethics

o overseeing our relationships with our principal regulatory authorities

o reviewing matters relating to our employee compliance education, training and communications to help ensure that our policies and procedures on regulatory compliance and ethics are properly disseminated, understood and followed

o monitoring and reviewing our activities to help ensure that regulatory requirements and high standards of business and personal ethics are communicated and are being met by the Company, its employees and its business partners

James F. Dunkerley
Julio A. Melara
Frank L. Walker

● The compliance committee is a committee of the board of the Bank
● All members are independent as defined in the director independence standards of Nasdaq

Meetings in 2025: 4

COMPENSATION COMMITTEE	Primary Responsibilities:

Members:	●	Assists our board in fulfilling its oversight responsibilities by:
Julio A. Melara (Chair)

o overseeing our compensation arrangements for our executive officers and directors

o overseeing and evaluating our overall human resources and compensation structure, policies and programs and assessing whether these establish appropriate incentives and leadership development opportunities for management and other employees

o overseeing programs intended to attract and retain key talent and promote the best place to work initiative

o reviewing senior management selection and overseeing executive succession planning

o determining and approving the compensation payable to our CEO and our other executive officers

o reviewing, approving and administering our equity incentive plans and other incentive compensation plans

Suzanne O. Middleton
Andrew C. Nelson, M.D.
James E. Yegge, M.D.

● All members are independent as defined in the director independence standards of Nasdaq
● Each member is a “non-employee director,” as defined in Rule 16b-3 promulgated under the Exchange Act
● In determining the independence of each member, the board also considered the factors in Nasdaq Rule 5605(d)(2)

Meetings in 2025: 5

NOMINATING AND GOVERNANCE COMMITTEE	Primary Responsibilities:

Members:	●	Assists our board in fulfilling its oversight responsibilities by:
Robert Chris Jordan (Chair)

o identifying and recommending to the board persons for election as directors and committee members

o advising the board with respect to board composition, including independence, procedures and committees

o reviewing and administering our corporate governance policies

o leading the board in its annual review of the performance of the board and management

o considering whether nominees for election or re-election to the board possesses the necessary qualifications to serve on our board

o reviewing the size and composition of the board as a whole and recommending to the board any appropriate changes, with the objective of maintaining appropriate balance of knowledge, experience, skills, expertise and background

o overseeing our political and charitable giving programs

o reviewing and assessing the adequacy of the codes of business conduct and/or ethics applicable to our directors, officers and employees and recommending any desirable changes to the board

o assisting management in the preparation of the disclosure in our annual proxy statement regarding director independence and the operations of the nominating and governance committee

Julio A. Melara
Andrew C. Nelson, M.D.
James E. Yegge, M.D.

● All members are independent as defined in the director independence standards of Nasdaq

Meetings in 2025: 3

Communications with the Board

Shareholders can send communications to the board by contacting Jay Angelle, our Associate General Counsel and Corporate Secretary, in one of the following ways:

•	By writing to Investar Holding Corporation, Attn: Associate General Counsel and Corporate Secretary, 10500 Coursey Boulevard, Baton Rouge, Louisiana 70816;

•	By email to jay.angelle@investarbank.com; or

•	By telephone at (337) 267-1555.

If you request information or ask questions that can more efficiently be addressed by management, Mr. Angelle will respond to your questions instead of the board. He will forward to the audit committee any communications concerning employee fraud or accounting matters and will forward to the full board any communications relating to corporate governance or those requiring action by the board.

Evaluation of Director Nominees

When evaluating director candidates, the nominating and governance committee’s objective is to craft a board composed of individuals with a broad mix of backgrounds and experiences and possessing, as a whole, all of the skills and expertise necessary to guide a company like ours in the prevailing business environment. The committee uses the same criteria to assess all candidates for director, regardless of who proposed the candidate. Our By-laws set forth the minimum qualifications that any director or director candidate must possess, which include, as to such individual, the following: (1) ownership (together with his or her affiliates) of at least $100,000 of our stock, unless the board determines otherwise; (2) satisfaction of all qualifications to serve as a director under applicable laws, rules and regulations; (3) no felony convictions or conduct inconsistent with our Code of Ethics or otherwise not in the best interests of our Company or our employees; and (4) attendance each calendar year of not less than 80% of all board and committee meetings.

In addition to the minimum qualifications in our By-laws, the nominating and governance committee considers whether the candidate possesses the following qualifications and qualities:

•	independence for purposes of Nasdaq rules and SEC rules and regulations, and a record of honest and ethical conduct and personal integrity;

•	experience in banking, marketing, finance, legal, accounting or other professional disciplines;

•	familiarity with and participation in our markets;

•	ability to represent the interests of all of our shareholders; and

•	ability to devote time to the board and to enhance the board’s knowledge of our industry, our customers’ industries, and our customers.

Although the board has not adopted a formal policy regarding the consideration of diversity when evaluating director candidates, the board believes that its membership should reflect diversity in its broadest sense. Accordingly, whenever the nominating and governance committee evaluates a potential candidate, we expect it to consider a candidate’s background and difference of viewpoint in the context of the composition of the board as a whole.

Shareholder Recommendations of Director Candidates

Usually, nominees for election to the board are proposed by the current members of the board. The nominating and governance committee will also consider candidates that shareholders and others recommend. In addition, a shareholder may nominate an individual to be elected to the board in accordance with the requirements of the advance notice provisions in our By-laws. For additional information, refer to “SHAREHOLDER PROPOSALS FOR THE 2027 ANNUAL MEETING.”

In addition to satisfying the requirements under our By-laws, including the notice deadline set forth above, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our nominees must comply with the additional requirements of Rule 14a-19(b) under the Exchange Act.

The specific requirements of our advance notice and eligibility provisions, which apply to shareholder nominations of candidates for director, are set forth in Article Eight of our By-laws, a copy of which is available upon request. Among other things, a shareholder’s notice must include the following information as to each nominee:

•	The reason for making the nomination;

•

All arrangements or understandings (compensatory or otherwise) between or among the recommending shareholder(s) and the nominee, as well as any information that would have to be disclosed under Item 404 of Regulation S-K if the recommending shareholder (and any beneficial owner on whose behalf the recommendation has been made) was the registrant;

•

All information relating to the nominee that is required to be disclosed in solicitations of proxies for the election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and

•	The nominee’s written consent to being named in the proxy statement and to serve as a director if elected.

The shareholder’s notice must also set forth the name and address of the nominating shareholder and information relating to, among other things (1) all direct and indirect ownership interests (including hedges, short positions and derivatives) and economic interests in our common stock (such as rights to dividends or fees related to an increase or decrease in the value of our stock) and all proxies and other arrangements to vote our stock held by the nominating shareholder, and (2) all other information that the shareholder would be required to disclose under Section 14 of the Exchange Act and the rules and regulations thereunder in connection with the solicitation of proxies by such shareholder in a contested election. If a shareholder intends to nominate a nominee for election as director on behalf of the beneficial owner of the shares of which the shareholder is the record owner, the shareholder must also provide the information described above with respect to the beneficial owner. For additional information, refer to “SHAREHOLDER PROPOSALS FOR THE 2027 ANNUAL MEETING.”

CERTAIN TRANSACTIONS

We have had banking transactions in the ordinary course of business with our executive officers and directors as well as their immediate family members and affiliated companies, and we expect to engage in additional transactions with these persons in the future. These banking transactions include loans, deposits and other financial services-related transactions. All such banking transactions were made in the ordinary course of business, on substantially the same terms, including interest rates and collateral (where applicable), as those prevailing at the time for comparable transactions with persons not related to the Company or the Bank and did not involve more than the normal risk of collectability or present other unfavorable features.

The following describes transactions since January 1, 2024 in addition to the ordinary banking relationships described above in which we have participated and in which one or more of our directors, executive officers or other related persons had or will have a direct or indirect material interest (“related persons” includes the persons or entities included within the definition of “related parties” discussed in the next section):

•	In connection with our acquisition of Wichita Falls Bancshares, Inc, on July 1, 2025, we completed a private placement of 32,500 shares of our newly designated Series A Preferred Stock with selected institutional and other accredited investors at a price of $1,000 per share, for aggregate gross proceeds of $32.5 million. Mr. Jordan purchased $600,000 of the Series A Preferred Stock, and Mr. Ginn purchased $250,000 of the Series A Preferred Stock, in each case on the same terms as the other purchasers in the offering.

•

The Bank employed Mr. Hidalgo’s daughter, Holly Hidalgo-DeKeyzer, as its Baton Rouge regional president. The total compensation paid by the Bank to Mr. Hidalgo’s daughter in 2024 was approximately $86,000. Mr. Hidalgo’s daughter also participated in general welfare plans offered to employees of the Bank. Mr. Hidalgo’s daughter resigned from her position at the Bank effective March 18, 2024. The compensation paid to Mr. Hidalgo’s daughter is consistent with the compensation paid to similarly-situated employees of the Bank.

Policies and Procedures for the Review, Approval and Ratification of Related Party Transactions

We have adopted written policies to comply with regulatory requirements and restrictions applicable to us with respect to related party transactions, including Sections 23A and 23B of the Federal Reserve Act (which govern certain transactions by the Bank with its affiliates), the Federal Reserve’s Regulation O (which governs certain loans by the Bank to its executive officers, directors and principal shareholders) and Nasdaq Rule 5630 (which requires that we conduct an appropriate review and oversight of all related party transactions for potential conflict of interest situations on an ongoing basis by our audit committee or another independent body of our full board).

In addition, the Corporate Secretary follows procedures to help us determine at the end of each year whether any insider relationship or transaction has occurred that must be disclosed pursuant to the SEC’s rules regarding related party transactions or that might impair a non-employee director’s independence under SEC or Nasdaq rules. These procedures include annual director and executive officer questionnaires, a survey of customer databases of the Bank, as well as a review of other records, including accounts payable and payroll. The Corporate Secretary reports any insider transactions so discovered to the audit committee for review, approval or ratification in accordance with the policies of the Company in effect from time to time and reports other matters that would disqualify a non-employee director from meeting Nasdaq or SEC independence requirements to the board.

To further raise awareness regarding insider transactions, and to ensure the proper handling of such transactions, we have adopted various codes of conduct, including the Code of Conduct for all employees and the Code of Ethics for the Chief Executive Officer and Senior Financial Officers. These codes promote the ethical handling of actual or apparent conflicts of interest between personal and professional relationships, and encourage covered persons to seek advice to avoid conflicts of interest. These codes are available under “Corporate Governance - Corporate Governance Information” on our Investors website at https://investors.investarbank.com.

NON-EMPLOYEE DIRECTOR COMPENSATION

The form and amount of our non-employee director compensation is approved by our board, following recommendations by our compensation committee. During 2025, our non-employee directors each received cash fees of $5,000 and an award of RSUs as compensation for their service on our board. The RSUs vest in one-fifth increments each year over a five-year vesting period. Directors who are also our employees do not receive additional compensation for their service as directors. On January 15, 2025, our non-employee directors of the Company at the time were granted RSUs, with the number of RSUs granted to each director determined based on the following target grant date award values: Chairman of the Board of the Company or the Bank - $37,000, chairman of each Company or Bank board committee - $35,000, and each other member of the Company’s board - $33,000. The first installment vested on January 15, 2026, and the remaining RSUs will vest in four substantially equal annual installments beginning on January 1, 2027.

The following table sets forth compensation paid during 2025 to each of our non-employee directors who served during the year.

Director Compensation Table
Name(1)	Fees Paid in Cash	Stock Award(2)	Total
Scott G. Ginn	$5,000	$33,000	$38,000
William H. Hidalgo, Sr.	5,000	37,000	42,000
Rose J. Hudson	5,000	35,000	40,000
Gordon H. Joffrion, III	5,000	35,000	40,000
Robert Chris Jordan	5,000	35,000	40,000
Julio A. Melara	5,000	35,000	40,000
Suzanne O. Middleton	5,000	37,000	42,000
Andrew C. Nelson, M.D.	5,000	35,000	40,000
Frank L. Walker	5,000	35,000	40,000
James E. Yegge, M.D.	5,000	35,000	40,000

(1)	As of December 31, 2025, each of our non-employee directors serving on that date held the number of unvested RSUs set forth in the table below.

Name	Unvested RSUs
Scott G. Ginn	1,650
William H. Hidalgo, Sr.	2,869
Rose J. Hudson	2,709
Gordon H. Joffrion, III	2,709
Robert Chris Jordan	2,709
Julio A. Melara	2,709
Suzanne O. Middleton	2,869
Andrew C. Nelson, M.D.	2,709
Frank L. Walker	2,649
James E. Yegge, M.D.	2,709

(2)

The dollar amount of our RSUs reflects the aggregate fair value determined as of the date of the grant based on the closing price of our common stock on such date, which on January 15, 2025 was $20.00, in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Stock Compensation.

EXECUTIVE OFFICERS

The names, ages, positions and business experience of our current executive officers, except for Mr. D’Angelo, are listed below. Because he is also a member of our board, information about Mr. D’Angelo can be found under “Information about Directors and Director Nominees” above. All of our executive officers are appointed annually by the board and serve at the discretion of the board.

Name	Age	Position
John R. Campbell	60	Mr. Campbell joined the Bank in January 2023 as the Chief Financial Officer. Prior to joining the Bank, he served as the Director of Accounting and Corporate Controller for Laitram LLC, a global manufacturing company. Prior to joining Laitram LLC in 2005, Mr. Campbell served in corporate treasury, accounting and financial reporting, portfolio management, and lending roles for Hibernia National Bank for over ten years. Mr. Campbell also spent four years as an auditor with Ernst & Young LLP, serving both public and privately-held clients in a variety of industries, including financial services. He has a Bachelor of Science in Finance from Louisiana State University and is a licensed Certified Public Accountant.
Linda M. Crochet	63	Ms. Crochet joined the Bank in January 2019 as the Greater Baton Rouge Loan Portfolio President. In October 2021, she assumed the role of Chief Operations Officer of the Company and the Bank. Prior to joining the Bank, Ms. Crochet served as Senior Director of Credit Process and Technology within the Credit Risk Management department of Capital One Bank from 2005 to 2018. Ms. Crochet also spent 21 years at Hibernia National Bank, which was acquired by Capital One Bank in 2005, in various roles that included credit underwriting, credit policy, lending, and investor relations.
Jeffrey W. Martin	60	Mr. Martin joined the Bank in April 2020 as the Business Banking Director. In October 2025, he assumed the role of Chief Risk Officer. In October 2021, he assumed the role of Chief Credit Officer, a position he still holds. Prior to joining the Bank, he served Regions Bank as a Commercial Banking Executive for two years and a Business Banking Executive for five years. He has over 30 years of banking experience, including senior roles in credit risk management, special assets, business development strategy and commercial banking.

EXECUTIVE COMPENSATION

This discussion should be read in conjunction with the “Compensation Tables” section beginning on page 35, as it provides context to the disclosures in the tables and detail regarding our executive compensation program, which is applicable to the executive officers identified in the tables (our “named executive officers” or “NEOs”). For 2025, our NEOs were:

•	John J. D’Angelo, President and Chief Executive Officer
•	John R. Campbell, Executive Vice President and Chief Financial Officer
•	Linda M. Crochet, Executive Vice President and Chief Operations Officer

The fundamental purpose of our executive compensation program is to assist us in achieving our financial and operating performance objectives. Specifically, we tailor our executives’ compensation with the following objectives in mind:

•	Rewarding executives based on our performance, focusing on achievement of company-wide and individual performance goals;
•	Aligning the executives’ interests with the creation of long-term shareholder value, without encouraging excessive risk taking; and
•	Retaining and motivating our executives.

Our executive compensation program is designed and administered by the independent compensation committee of our board. Structuring a compensation program is a complex process that includes weighing various possible incentives and associated risks, assessing the competitive environment for executive talent, and understanding the views and perspectives of various constituencies. The committee also seeks input from its independent compensation consultant and strives to incorporate compensation “best practices” into our program design.

Executive Compensation Best Practices

What We Do	What We Don’t Do
Clawback Policy – We have a clawback policy providing for the recovery of certain excess incentive compensation paid to our executive officers and other key employees in the event we are required to restate our financial statements due to material noncompliance with financial statement reporting requirements. The policy addresses both cash and equity awards. We also maintain an additional policy reflecting the SEC and Nasdaq clawback requirements in connection with a restatement of our financial statements.	Anti-Hedging Policy – Our executive officers and directors are prohibited from engaging in hedging transactions with respect to our securities. Specifically, our Insider Trading Policy provides that all employees and directors of the Company “may not, directly or indirectly, purchase or use financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds) that are designed to hedge or offset any decrease in the market value of Company Securities,” as “Securities” is defined therein.
Executives Subject to Stock Ownership Guidelines – We maintain stock ownership guidelines for our executive officers and directors, under which they are required to maintain certain levels of ownership of our common stock. The executive officers and directors have five years from the date they become subject to the guidelines to acquire and maintain ownership of a number of shares of common stock equal in value to the following: for our CEO, five times his annual base salary, for our CFO, three times his annual base salary, for our other executive officers, two times his or her annual base salary, and for our non-employee directors, $200,000.	No “Single Trigger” Vesting of RSUs and Cash Payments – In connection with a change in control, RSUs granted to our executives and employees will only accelerate if there is a qualifying termination occurring within 24 months following the change in control (a “double trigger” vesting). Similarly, the employment agreements with our CEO and CFO only provide for the change in control cash payments in connection with an actual or constructive termination of employment within 6 months prior to or 12 months following a change in control (a “double trigger”).
Engagement of Independent Compensation Consultant – Our compensation committee retains an independent compensation consultant to evaluate our compensation programs.	No Tax Gross-Ups – Our long-term incentive compensation plan does not provide our executive officers with any tax gross-ups.
Shareholder Outreach– We periodically conduct shareholder outreach to solicit input and report shareholder views to the compensation committee.	No Dividends Equivalents on Unvested RSUs – We do not accrue or pay dividend equivalents on unvested RSUs.
Align NEO Compensation with Shareholder Interests – A significant portion of NEO compensation is based on rigorous targets for Company performance calculated using a formulaic, objective structure, which does not encourage excessive risk taking.	No Excessive Perquisites – Our perquisite program is reasonable and consistent with our overall compensation program and reviewed regularly by the compensation committee.

Insider Trading Policy

The Company has adopted an insider trading policy that governs the purchase, sale, and certain other transactions of Company’s equity and debt securities by employees, directors, officers and advisory directors of the Company and its subsidiaries and their family members, as well as the Company itself to the extent applicable. The insider trading policy is reasonably designed to promote compliance with applicable securities laws, rules, and regulations. A copy of our insider trading policy was filed as Exhibit 19.1 to our Annual Report on Form 10-K for the year ended December 31, 2025.

Shareholder Outreach and Engagement

On an ongoing basis, the Company communicates with its shareholders in a wide variety of ways, including through investor presentations, banking conferences, analyst calls, one on one meetings, as well as through the information on its website and in its annual reports, press releases, quarterly reports, and proxy statements. The board of directors and compensation committee value shareholder perspectives as an element of the executive compensation review process, and annually reviews the results of our annual say-on-pay advisory vote on executive compensation as well as analysis from certain proxy advisory firms. Through these engagements, as well as by tracking industry best practices, we have gained a more in-depth understanding of shareholder views on executive compensation philosophies with regard to annual incentive and LTI program design. As reported in our 2024 proxy statement, the compensation committee incorporated the feedback received in the redesign of our LTI program, which includes clear performance based elements, and also added additional disclosure regarding our compensation programs to increase the program’s transparency. At the 2025 Annual Meeting, over 95% of the votes cast voted in support of our say-on-pay proposal. The compensation committee considers this vote to be an endorsement of our compensation program.

Compensation Committee Processes

Our compensation committee determines the compensation of our executive officers and recommends to our full board any employment agreements, severance or termination agreements, or change of control agreements with our executive officers. Except as may be limited by applicable law, stock exchange rules and its charter, the compensation committee may delegate its authority to the extent it deems necessary or appropriate.

The compensation committee generally determines the compensation to be paid to our NEOs at a meeting held in the first quarter of each fiscal year. At this meeting, the committee evaluates the performance of our NEOs during the past year and approves adjustments to base salaries and individual incentive award targets for the upcoming year, including any performance objectives or other restrictions that must be satisfied as a condition of vesting of any grant or award. In addition, the committee determines the amount of our NEOs’ annual cash incentive awards for the immediately completed fiscal year and, to the extent any LTI award for that year was contingent on the attainment of performance goals, determines whether and to what extent the goals have been satisfied.

Although the compensation committee generally approves LTI awards to our NEOs at a meeting held in the first quarter of each fiscal year, the effective grant date of such awards is generally April 1st. The committee does not take material nonpublic information into account when determining the timing and terms of equity awards, and the Company does not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

Risk Assessment of Compensation Policies and Practices

The compensation committee is responsible for overseeing the management of risk related to our executive and non-executive compensation plans. In connection with the compensation committee’s evaluation and review of the Company’s compensation policies and practices of compensating its employees, including executives and non-executive employees, as such policies and practices relate to risk management practices and risk-taking, the compensation committee, with the assistance of Blanchard Consulting Group (“Blanchard”), its independent compensation consultant, has determined that its compensation plans and practices are not likely to have a material adverse effect on the Company.

The Company’s compensation plans ensure the officers of the Company are focusing both on profits and strategic goals that align the executives’ interests with the creation of long-term shareholder value without encouraging excessive risk taking.

Use of Compensation Consultants

Under its charter, the compensation committee has the authority to retain its own independent compensation consultant. The compensation committee has retained Blanchard. Blanchard provided a market analysis used by the compensation committee in setting the base salaries of our executive officers in 2025 and the annual cash incentive targets and maximum opportunities for certain executive officers for 2025. As required by the SEC and Nasdaq rules, the compensation committee has assessed the independence of Blanchard and concluded that its work did not raise any conflicts of interest.

Market Analysis. Blanchard compared the compensation for our NEOs against a group of 14 publicly traded banks. In 2025, the compensation committee reviewed Blanchard’s market analysis in assessing the level of each element of compensation paid to our executives and approving changes to the compensation levels and annual and LTI programs for our executive officers.

The 14 publicly traded companies used by Blanchard were the following:

- Business First Bancshares, Inc.	- Red River Bancshares, Inc.
- Capital City Bank Group, Inc.	- SmartFinancial, Inc.
- CoastalSouth Bancshares, Inc.	- South Plains Financial, Inc.
- Commercial Bancgroup, Inc.	- Third Coast Bancshares, Inc.
- First Guaranty Bancshares, Inc.	- Triumph Financial, Inc.
- Home Bancorp, Inc.	- USCB Financial Holdings, Inc.
- MetroCity Bankshares, Inc.	- Wilson Bank Holding Company

Role of Our CEO and Management Relating to Executive Compensation

Our CEO and other members of management assist the compensation committee in the management and administration of our executive compensation programs, as follows:

•	Our CEO recommends pay levels and annual and LTI awards for key executive officers, other than himself;

•

Our CEO and other executive officers may make recommendations and provide data with respect to our compensation programs for non-executives to ensure that they remain competitive and aligned with our objectives; and

•

Our CEO and other executive officers provide information and data to the committee, including, but not limited to: (1) information concerning Company and individual performance; (2) information concerning the level of attainment of our strategic objectives; (3) the common stock ownership of each executive and his or her LTI holdings; (4) information about equity compensation plan dilution; (5) quantification of all forms of compensation payable to our executives; and (6) peer group compensation and performance data.

Our executive officers may attend meetings at the request of the committee, but no executive officer, including Mr. D’Angelo, is present during the deliberations of his or her compensation.

Narrative to Summary Compensation Table for 2025

During 2025, we compensated our NEOs through a mix of base salary, variable and performance driven compensation in the form of annual cash incentive awards and LTI awards, and other broad-based benefits, primarily consisting of retirement benefits and insurance, as described below. Mr. D’Angelo’s compensation has a greater emphasis on variable compensation than that of the other NEOs because his actions have a greater influence on the holistic performance of the Company.

Base Salary. Our compensation committee sets each NEO’s base salary annually. Base salaries are determined on the basis of management responsibilities and level of experience, as well as internal and market comparisons. In setting base salaries for our NEOs, our compensation committee and board seek to provide a reasonable level of fixed compensation that we believe is competitive with base salaries for comparable positions at similar companies. In March 2025, based on the market analysis conducted by Blanchard, the compensation committee recommended base salary increases for our NEOs designed to reflect more closely the median base salaries of the peer group as reported by Blanchard, and also to recognize each executive’s individual performance.

The following adjustments were made to the base salaries of the NEOs effective April 18, 2025:

Executive	2025 Base Salary	2024 Base Salary	Percentage Increase
John J. D’Angelo	$657,318	$626,000	5.0%
John R. Campbell	350,000	324,000	8.0
Linda M. Crochet	245,000	227,000	7.9

Annual Cash Incentives. We maintain an annual cash incentive program (the “AIP”) in which our NEOs and other employees participate. The program is intended to drive achievement of short-term corporate strategic objectives and encourage high levels of performance and to enable the Company to recruit, retain and motivate executives and employees by rewarding individuals for the Company’s performance. Under the AIP, cash incentives are earned and paid on a quarterly and annual basis based on the achievement of pre-determined performance metrics applicable to each executive. At the beginning of each year, the compensation committee approves the target and maximum cash incentive award that each officer is eligible to earn in a given year and the performance metrics and goals applicable to Mr. D’Angelo, while the individual performance metrics and goals for other officers and employees are set by Mr. D’Angelo. For 2025, the program was structured as follows:

Metrics and Goals:

o 75% of the AIP award (the “Quarterly Component”) is paid in quarterly installments based on the year-to-date results compared to the target goals established for each executive. For 2025, core net income available to common shareholders represented the sole performance metric in this component for our NEOs, and the compensation committee established goals under this metric after considering the budgeted core net income available to common shareholders of $19.8 million for 2025. Payouts were contingent on the attainment of a threshold performance level calculated as 75% of budgeted core net income available to common shareholders. Target and maximum performance goals are calculated based on the achievement of 100% and 125%, respectively, of core net income available to common shareholders.

o 25% of the AIP award (the “Annual Component”) is paid following the end of the year based on the year-end results compared to the target goals established for Company-wide core performance metrics. For 2025, this component of the AIP was measured based on the following four equally-weighted core performance metrics, and the compensation committee established goals under each of these metrics after considering the Company’s annual budget.

• Core diluted earnings per common share - represents the normalized earnings power of the business and correlates directly to shareholder value

• Core return on average assets - represents how well the Company utilizes the asset base to generate net earnings

• Core efficiency ratio - represents the Company’s focus on improving operational efficiency and profitability

• Core delinquencies - represents the credit quality of the Company’s loan portfolio

Payouts with respect to each metric were contingent on the attainment of a threshold performance level.

Target and Maximum Pay Opportunities:

The target award opportunities for Messrs. D’Angelo and Campbell and Ms. Crochet represented 46%, 24%, and 16%, respectively, of each NEO’s 2025 annual base salary effective April 18, 2025. Maximum award opportunities reflect approximately 150% of the target awards for each executive. Based on a review of the Blanchard market analysis and given the Company’s performance, the target award opportunities were designed to move the executives’ total compensation closer to the median total compensation of the peer group.

The following table shows the resulting payouts under the AIP for 2025 performance.

	Quarterly Component (75% of Award)				Annual Component (25% of Award)				AIP Total (100% of Award)
Executive	Target	Maximum	Target Achieved Payout (% of Target)	Award Earned	Target	Maximum	Target Achieved Payout (% of Target)	Award Earned	Target	Maximum	Target Achieved Payout (% of Target)	Award Earned
John J. D’Angelo	$225,673	$338,510	140%	$315,732	$75,225	$112,837	123%	$92,768	$300,898	$451,347	136%	$408,500
John R. Campbell	62,500	93,750	140	87,442	20,833	31,250	123	25,692	83,333	125,000	136	113,134
Linda M. Crochet	30,000	45,000	140	41,972	10,000	15,000	123	12,332	40,000	60,000	136	54,304

The following table shows the core performance metrics used to determine the payouts under the AIP for 2025 performance ($ in thousands, except share data).

Performance Metric	Weighting	Threshold	Target	Maximum	2025 Actual Results	Target Payout Achieved
Quarterly Component (75% of AIP)
Core net income available to common shareholders(1)	75%	$14,835	$19,780	$24,725	$23,061	140%

Annual Component (25% of AIP)
Core diluted earnings per common share(2)	6.25%	$1.62	$2.02	$2.53	$2.24	133%
Core return on average assets(3)	6.25%	0.67%	0.74%	0.93%	0.87%	150%
Core efficiency ratio(4)	6.25%	75.0%	73.5%	68.0%	71.2%	120%
Core delinquencies(5)	6.25%	0.75%	0.50%	0.40%	0.71%	90%

Weighted annual component total						123%

(1)	Core net income available to common shareholders isnot a measure recognized under United States generally accepted accounting principles. For 2025, it was $23.1 million and is calculated as follows: net income available to common shareholders as reported in our 2025 Annual Report, which is adjusted for gain on call or sale of investment securities, net, loss on sale or disposition of fixed assets, net, gain on sale of other real estate owned, net, change in the fair value of equity securities, change in the fair value of other investments, write down of other real estate owned, income from insurance proceeds, severance, acquisition expense, and related income tax adjustments.
(2)	Core net income available to common shareholders as defined in footnote one above used in calculation. No adjustments were made to diluted weighted average common shares outstanding.
(3)	Core net income used in calculation. Core net income is calculated as core net income available to common shareholders as described in footnote one plus preferred stock dividends declared. No adjustment was made to average assets.
(4)	Core efficiency ratio represents core noninterest expense divided by the sum of net interest income (before provision for credit losses) and core noninterest income. Core noninterest expense is calculated as follows: noninterest expense as reported in our 2025 Annual Report, which is adjusted for write down of other real estate owned, severance, acquisition expense and related income tax adjustments. Core noninterest income is calculated as follows: noninterest income as reported in our 2025 Annual Report, which is adjusted for gain on call or sale of investment securities, net, loss on sale or disposition of fixed assets, net, gain on sale of other real estate owned, net, change in the fair value of equity securities and change in the fair value of other investments.
(5)	Core delinquencies calculated as the sum of past due loans and nonaccrual loans divided by total loans.

Long-Term Incentive Awards.LTI awards are granted under our shareholder approved long-term incentive compensation plan. The purpose of our LTI program is to ensure that our executives focus not only on short-term returns but also on achieving long-term Company goals and creation of shareholder value. LTI awards are intended to align the interests of our executives with the interests of our shareholders in a manner that does not encourage excessive risk-taking.

During 2025, our executives received LTI awards in the form of RSUs, which provide a retention incentive and immediate alignment of executive and shareholder interests. LTI awards vest at a rate of 20% per year over a five-year period subject to continued service requirements. As noted below, the vesting of the awards is time-based; however, the number of RSUs granted is determined based on the performance of the Company and each executive over the previous fiscal year against pre-established metrics. LTI awards are generally granted in early April.

Beginning with the 2024 LTI awards, and in an effort to incorporate a more formulaic, performance-based structure into the LTI program, the compensation committee collaborated with Blanchard to develop pre-established, objective performance metrics that determine each executive’s LTI target award value as a percentage of each executive’s base salary. As part of this process, the compensation committee first established an LTI award “target range” for each executive after considering the competitive positioning of the value of LTI awards granted in prior years relative to our peers, with the goal of moving our executives’ target award values closer to the median if performance warrants from year to year. Messrs. D’Angelo and Campbell’s target award values could range from 40% to 80% of the executive’s base salary, and Ms. Crochet’s could range from 30% to 60% of her base salary, with target level performance against the metrics approximating the midpoint of the range. We believe this structure for determining LTI awards based on prior year performance results evidences a strong pay versus performance alignment between Company results and long-term executive compensation. The LTI awards granted in 2025 were based on the Company’s results for 2024; therefore, there is a lag between the performance period and the date the award is granted. The 2025 LTI awards were determined based on the following four core performance metrics, which are common measures of performance in the banking industry, and the compensation committee established goals under each of these metrics after considering the Company’s annual budget.

•	Core diluted earnings per common share - represents the normalized earnings power of the business and correlates directly to shareholder value
•	Core return on average assets - represents how well the Company utilizes the asset base to generate earnings
•	Core delinquencies - represents the credit quality of the Company’s loan portfolio
•	Strategic goals - represents each executive’s individual contributions to the achievement of the Company’s strategic priorities

The following table shows the core performance metrics from 2024 used to determine the LTI awards granted to our NEOs on April 1, 2025.

		Performance Goals
Performance Metric	Weighting	Threshold	Target	Maximum	2024 Actual Results	% of Target Achieved
Core diluted earnings per common share	25%	$1.38	$1.72	$2.06	$1.89	116%
Core return on average assets	25%	0.50%	0.62%	0.74%	0.67%	113%
Core delinquencies	25%	0.75%	0.50%	0.40%	0.71%	74%
Strategic goals	25%	1	5	10	5	100%

Weighted total						101%

The compensation committee also determined the award allocation for each executive was entirely RSUs, and approved the following grants under the Current Plan to our NEOs.

Executive	Total LTI Award Value	Percentage of Base Salary(1)	RSUs
John J. D’Angelo(2)	$381,184	61%	21,894
John R. Campbell(3)	197,290	61	11,331
Linda M. Crochet(4)	103,669	46	5,954

(1)	Percentage of base salary determined based on annual salary as of April 1, 2025.
(2)	Mr. D’Angelo was granted an LTI award calculated as approximately 101% of the midpoint of his base salary range, which is 61% of his base salary, based on the percentage of target achieved for each performance metric, as shown in the table above.
(3)	Mr. Campbell was granted an LTI award calculated as approximately 101% of the midpoint of his base salary range, which is 61% of his base salary, based on the percentage of target achieved for each performance metric, as shown in the table above.
(4)	Ms. Crochet was granted an LTI award calculated as approximately 101% of the midpoint of her base salary range, which is 46% of her base salary, based on the percentage of target achieved for each performance metric, as shown in the table above.

Please refer to “Compensation Tables – Outstanding Equity Awards at December 31, 2025” for information about the terms of our outstanding stock option and RSU awards.

Perquisites and Welfare Benefits. We maintain a number of broad-based benefit plans that are available to all of our employees, including group medical, dental and life insurance plans, some of which are contributory. Our NEOs may participate in these plans. In addition, we maintain bank-owned life insurance policies with respect to each of the Company’s NEOs. Although the Bank is the named beneficiary of each of those policies, we have agreed with each of those NEOs that if the officer dies while employed by the Bank, the Company will pay such NEO’s estate an amount equal to 130% of that officer’s salary for the year in which his or her death occurs out of the benefits the Bank receives under such policy.

We provide a limited number of other perquisites to certain of our NEOs, including an allowance for vehicle expenses, certain club memberships, and additional long-term disability benefits. Although these perquisites involve incidental personal value, we believe they are reasonable and consistent with our overall compensation program to better enable us to attract and retain qualified executives. Our compensation committee periodically reviews the levels of perquisites and other personal benefits provided to NEOs. See Footnote (4) to the Summary Compensation Table on page 35, which provides more detail regarding the perquisites and benefits provided to our NEOs during 2025.

Retirement and Termination Benefits. We offer our employees who have completed 90 days of service the ability to participate in a tax-qualified defined contribution 401(k) plan sponsored by the Bank, which is intended to provide retirement savings on a tax-advantaged basis. We match voluntary deferrals not in excess of 4% of each employee’s compensation. Our matching contributions, as well as voluntary employee deferrals, are fully vested at all times. Benefits under the plan are equal to each employee’s account balance and may be distributed upon separation from employment, generally in the form of a single sum.

Employment Agreements

John J. D’Angelo. In August 2020, based on recommendations of the compensation committee’s compensation consultant and in order to promote retention, the Company and Bank entered into an employment agreement with Mr. D’Angelo. The initial term of the employment agreement expired on August 1, 2023 but automatically renews for successive one-year periods unless written notice of non-renewal is given by either party to the other at least ninety (90) days prior to the expiration of the then-current term.

Under Mr. D’Angelo’s agreement, he is entitled to no less than $510,000 in annual base salary and annual incentive compensation of up to 55% of his base salary, with any annual incentives subject to the discretion and approval of our board. His employment agreement also provides for certain severance benefits. Specifically, if his employment terminates due to disability, in addition to any accrued amounts or vested benefits, he is entitled to continued payment of his then-current base salary for 180 days. In addition, except as provided below in connection with a termination coincident with a change in control, if his employment is terminated by us or the Bank other than for cause (as defined in the employment agreement), death, or disability, or he terminates employment for good reason (as defined in the employment agreement), in addition to any accrued amounts or vested benefits he will be entitled to the following:

●

an amount equal to two times the sum of his then-current base salary plus the average annual incentive paid to him over the preceding three calendar years, to be paid in equal monthly installments over 24 months; and

●

continued medical insurance coverage for Mr. D’Angelo and his dependents for 18 months following the date of termination, unless he becomes eligible to receive group health benefits under a subsequent employer.

In addition, if, during the term of the employment agreement and within six months prior to or 12 months following a change in control, Mr. D’Angelo’s employment is terminated by us or the Bank other than for cause, death or disability, or he terminates employment for good reason, he will be entitled to the benefits outlined above and to an additional amount paid in a lump sum equal to the sum of his then-current base salary plus the average annual bonus paid to him over the preceding three calendar years.

The employment agreement also contains provisions governing the non-disclosure and non-use of our trade secrets and confidential information and mutual covenants not to disparage the other party. In addition, the employment agreement includes non-competition, non-solicitation of customers and non-piracy covenants, which remain in effect for 12 months following the termination of Mr. D’Angelo’s employment (or 24 months following termination in connection with a change in control). Additionally, Mr. D’Angelo is subject to certain forfeiture, regulatory and recoupment restrictions and must execute a valid release of claims in order to receive any severance payments.

John R Campbell. In October 2025, the Company and Bank entered into an employment agreement with Mr. Campbell. The initial term of the employment agreement expires on October 31, 2028 and will automatically renew for successive one-year periods unless written notice of non-renewal is given by either party to the other at least ninety (90) days prior to the expiration of the then-current term. Under the employment agreement, Mr. Campbell is entitled to $350,000 in annual base salary. He is also eligible to receive annual incentive compensation of up to 45% of his base salary earned for that calendar year, subject to the discretion and approval of our board. He is entitled to participate in the employee benefit plans, programs and policies maintained by the Company and Bank applicable generally to senior executives in accordance with the terms and conditions of such arrangements as in effect from time to time and as otherwise set forth in the employment agreement, and the employment agreement also provides for paid time off and reimbursement of reasonable travel and entertainment expenses.

Under the terms of the employment agreement, if the Company and the Bank terminate his employment for disability (as defined in the employment agreement), Mr. Campbell will be entitled to any accrued but unpaid base salary and incentive compensation and other vested benefits and the continued payment of his then-current base salary for one hundred eighty (180) days. In addition, if the Company and the Bank terminate his employment other than for cause (as defined in the employment agreement), death, or disability, or he terminates employment for good reason (as defined in the employment agreement), he will be entitled to:

●	any accrued but unpaid base salary and incentive compensation and other vested benefits;

●	an amount equal to the sum of his then-current base salary plus the average annual bonus paid to him over the preceding three calendar years, to be paid in equal monthly installments over twelve months; and

●

continued medical insurance coverage for Mr. Campbell and his dependents for 18 months following the date of termination, unless he becomes eligible to receive group health benefits under a subsequent employer.

Under the terms of the employment agreement, if the Company and the Bank terminate Mr. Campbell’s employment other than for cause, death or disability, or he terminates employment for good reason, in either case during the term of the employment agreement within six months prior to or twelve months following a change in control, he will be entitled to the benefits outlined above and to an additional amount paid in a lump sum equal to 50% of the sum of his then-current base salary plus the average annual bonus paid to him over the preceding three calendar years.

The employment agreement contains provisions governing the non-disclosure and non-use of the trade secrets and confidential information of the Company and the Bank and mutual covenants not to disparage the other party. In addition, the employment agreement includes non-competition, non-solicitation of customers and non-piracy of employees covenants which remain in effect for twelve months following the termination of his employment (or 18 months following termination in connection with a change in control). Additionally, he is subject to certain forfeiture, regulatory and recoupment restrictions and must execute a valid release of claims in order to receive any severance payment.

Supplemental and Executive Retirement Plan (“SERP”) Benefits

John J. D’Angelo. In 2018, after reviewing the analysis of its independent compensation consultant, the board authorized the Bank to enter into a Salary Continuation Agreement with selected executives, including Mr. D’Angelo, effective February 28, 2018, which was supplemented effective May 22, 2019. In addition, the Bank has purchased $21 million of bank owned life insurance to fund the SERPs and entered into split-dollar life insurance agreements with each of the executives receiving a SERP.

The SERP provides that Mr. D’Angelo shall receive annual payments of $300,000 upon attaining the age of 65, with such payments payable monthly over a period of 120 months. Mr. D’Angelo attained the age of 65 in February 2025 and began receiving payments under his SERP, which payments totaled $250,000 during 2025. Mr. D’Angelo’s SERP provides for a lump sum payment of the normal retirement age accrual balance benefit upon a qualifying change in control. The payment of the benefits is subject to forfeiture if Mr. D’Angelo’s employment is terminated with cause, or if under the Federal Deposit Insurance Act, the executive is subject to a final removal or prohibition order issued by an appropriate federal banking agency or the Bank is in default.

John R Campbell. In October 2025, the Bank entered into a Salary Continuation Agreement with Mr. Campbell and amended a Split Dollar Life Insurance Agreement (the “Split Dollar Agreement”) in place with Mr. Campbell. The Salary Continuation Agreement represents an unfunded, non-qualified deferred compensation arrangement under the Internal Revenue Code of 1986, as amended. The Salary Continuation Agreement between the Bank and Mr. Campbell provides that he shall receive annual payments of $125,000 upon attaining the age of 65, with such payments payable monthly over a period of 120 months (10 years). Mr. Campbell is also entitled to certain reduced payments following a termination of employment prior to attaining age 65 (other than a termination due to death or with cause), which payments will be made on the same schedule as set forth above. Mr. Campbell’s Salary Continuation Agreement provides for a lump sum payment of the accrual balance amount of the applicable benefit upon a qualifying change in control. The payment of the benefits to Mr. Campbell is subject to forfeiture if his employment is terminated with cause, or if under the Federal Deposit Insurance Act, he is subject to a final removal or prohibition order issued by an appropriate federal banking agency or the Bank is in default.

The Split Dollar Agreement provides for the division of death proceeds under certain life insurance policies owned by the Bank on the life of Mr. Campbell with his designated beneficiary. The Bank has the right to exercise all incidents of ownership of the life insurance policies and maintains at all times ownership of the cash value of the insurance policies. Under the Split Dollar Agreement, if Mr. Campbell dies prior to termination of his employment with the Bank, his designated beneficiary will be entitled to a benefit equal to the accrued liability at retirement from his Salary Continuation Agreement limited to 100% of the Net Amount at Risk insurance portion of the proceeds. For purposes of the Split Dollar Agreement, “Net Amount at Risk” means the difference between the total death proceeds payable under the insurance policies less the aggregate cash value of the policies measured as of the date giving rise to the need for such calculation. The amount of the benefit payable under the Split Dollar Agreement may be reduced or eliminated if Mr. Campbell fails to cooperate with the Bank or the insurer with regards to the policies. In addition, no benefits will be paid if he dies under circumstances that result in no coverage under the policies (such as suicide); provided, however, that the Bank will evaluate the reason for denial and, upon advice of legal counsel and in its sole discretion, consider judicially challenging such denial.

COMPENSATION TABLES

The following table provides information regarding the compensation paid to our principal executive officer and our two most highly compensated officers other than our principal executive officer, whom we refer to collectively as our NEOs, for our fiscal years ended December 31, 2025 and 2024.

Summary Compensation Table
Name and Principal Position	Year	Salary(1)	Stock Awards(2)	Option Awards(2)	Non-Equity Incentive Plan Compensation(3)	All Other Compensation(4)	Total
John J. D’Angelo	2025	$647,689	$381,184	$—	$408,500	$47,058	$1,484,431
President and Chief Executive Officer	2024	618,565	179,867	119,911	335,178	47,783	1,301,304
John R. Campbell	2025	342,001	197,290	—	113,134	23,032	675,457
Executive Vice President and Chief Financial Officer	2024	316,622	91,921	61,280	92,827	20,246	582,896
Linda M. Crochet	2025	239,467	103,669	—	54,304	13,504	410,944
Executive Vice President and Chief Operations Officer	2024	221,961	80,655	—	42,979	12,383	357,978

(1)	Includes amounts deferred under the Company’s 401(k) plan.
(2)	The dollar amount of our stock option grants and RSU awards reflects the aggregate fair value determined as of the date of the grant or award in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Stock Compensation. Please refer to Note 14. Stock-Based Compensation in the Notes to Consolidated Financial Statements in Item 8, Financial Statements and Supplementary Data of our 2025 Annual Report, for details regarding the assumptions used to derive the fair value of our stock option grants and RSU awards.
(3)	Represents cash incentives under our AIP.
(4)	The table below shows the detail of the benefits and perquisites as described on page 32 under “Perquisites and Welfare Benefits.”

All Other Compensation
Name	Auto Allowance	Insurance Premiums(1)	Membership Dues	401(k) Matching Contributions	Total
John J. D’Angelo	$12,000	$10,551	$12,400	$12,107	$47,058
John R. Campbell	8,500	1,957	—	12,575	23,032
Linda M. Crochet	—	2,231	—	11,273	13,504

(1)	Represents life insurance policy and long-term disability policy premiums.

As required by Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid (“CAP”) (as defined in Item 402(v)) to our CEO (also referred to as our principal executive officer (“PEO”)) and our other NEOs for fiscal years 2023, 2024 and 2025 and our financial performance. This disclosure has been prepared in accordance with Item 402(v) and does not necessarily reflect value actually realized by our NEOs or how the compensation committee evaluates compensation decisions in light of Company or individual performance. In particular, the compensation committee does not use CAP as a basis for making compensation decisions. Please refer to “Executive Compensation” on page 27 for a discussion of our executive compensation program objectives and the ways we design our program to align executive compensation with Company performance.

Pay Versus Performance Table
Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total for Non-PEO NEOs(3)	Average Compensation Actually Paid to Non-PEO NEOs(2)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return	Net Income ($ in thousands)
2025	$1,484,431	$1,842,648	$543,201	$661,888	$132.93	$22,904
2024	1,301,304	1,922,871	470,437	562,173	107.05	20,252
2023	1,267,138	847,582	383,895	359,073	71.05	16,678

(1)	For each fiscal year included in the table, John J. D’Angelo served as our PEO. The amounts in this column are equal to the amounts in the “Total” compensation column in the Summary Compensation Table for the PEO for each applicable year.
(2)

The CAP amounts reflect the amounts set forth in the “Summary Compensation Table Total for PEO” and “Average Summary Compensation Table Total for Non-PEO NEOs” columns of the table above, each adjusted in accordance with SEC rules. Amounts added and deducted, on an item-by-item basis, to calculate the CAP amounts for each fiscal year are included in the table below. The assumptions used to calculate the equity award fair values at each measurement date did not materially differ from those disclosed as of the grant date of such equity awards.

(3)	For fiscal years 2025, 2024 and 2023, our Non-PEO NEOs were John R. Campbell and Linda M. Crochet. The amounts reported in this column represent the average of the total compensation reported for each of the NEOs (excluding Mr. D’Angelo) in the Summary Compensation Table in each applicable year.

Summary Compensation Table Total to CAP Reconciliation
			Adjust Value of Current Year’s Equity Grant		Adjust For Incremental Increase/(Decrease) in Value of All Other Outstanding Equity Grants
Year		Summary Compensation Table Total	Subtract Grant Date Fair Value as reported in Summary Compensation Table	Add Fair Value at 12/31	Add Change in Fair Value of Unvested Awards as of 12/31	Add Change in Fair Value of Awards Vested during Year	Forfeited during Year	Accrued Dividend Equivalents	CAP
2025	PEO	$1,484,431	$(381,184)	$585,008	$291,019	$(136,626)	$—	$—	$1,842,648
	Average NEOs	543,201	(150,480)	230,928	53,076	(14,837)	—	—	661,888
2024	PEO	1,301,304	(299,778)	432,955	456,334	32,056	—	—	1,922,871
	Average NEOs	470,437	(116,928)	164,793	41,542	2,329	—	—	562,173
2023	PEO	1,267,138	(394,995)	425,267	(347,227)	(102,699)	—	98	847,582
	Average NEOs	383,895	(87,489)	81,834	(14,905)	(4,262)	—	—	359,073

Relationship Between CAP and Financial Performance

The graphs below describe the relationship between CAP values for our PEO and our Non-PEO NEOs (as calculated above) and our financial and stock performance. As reflected in the graphs, the CAP values for our PEO and our Non-PEO NEOs are directionally aligned with our cumulative total shareholder return and net income.

The following table provides information regarding outstanding stock options and unvested RSU awards that our NEOs held as of December 31, 2025. Each grant listed below was made under our equity incentive plans. Under the terms of the stock option and RSU awards, if a change in control (as defined in the applicable plan) occurs, the options will become fully vested and remain exercisable until their expiration date while the RSUs will remain subject to applicable vesting conditions, except that such conditions lapse if the holder of the RSUs is terminated by the Company without cause or terminates for a good reason (as defined in the Current Plan) during the 24-month period after a change of control. Except as otherwise provided in connection with a change in control, (1) the options, whether or not then vested, and the restricted stock awards and RSUs are subject to forfeiture in the event of an involuntary termination for cause or voluntary separation from service (other than as a result of death, disability or retirement), and (2) the options are exercisable only during the period of employment, except that an extended exercise period is available in the event of the holder’s death, disability, retirement, or involuntary termination of employment without cause.

Outstanding Equity Awards at December 31, 2025
	Option Awards						Stock Awards
Name	Option Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(1)	Market Value of Shares or Units of Stock That Have Not Vested ($)(2)
John J. D’Angelo	3/1/2016	29,070	—	(3)	$14.28	3/1/2026	47,811	$1,277,510
	3/1/2017	19,944	—	(4)	20.25	3/1/2027
	3/1/2018	17,466	—	(5)	24.30	3/1/2028
	3/1/2019	20,547	—	(6)	24.40	3/1/2029
	3/1/2020	31,914	—	(7)	21.36	3/1/2030
	4/1/2021	16,596	4,150	(8)	20.72	4/1/2031
	4/1/2022	13,452	8,969	(9)	18.92	4/1/2032
	4/1/2023	13,798	20,699	(10)	13.96	4/1/2033
	4/1/2024	3,970	15,882	(11)	16.35	4/1/2034
John R. Campbell	4/1/2024	2,029	8,116	(11)	16.35	4/1/2034	18,118	484,113
Linda M. Crochet	—	—	—		—	—	15,739	420,546

(1)	Represents unvested RSU awards, which will vest as shown in the table below in accordance with the terms of the applicable agreement.

Name	Shares	Vesting Date
John J. D’Angelo	2,172	April 1, 2026
	4,757	One half of total on each of April 1, 2026 and 2027
	10,187	One third of total on each of April 1, 2026, 2027 and 2028
	8,801	One fourth of total on each of April 1, 2026, 2027, 2028 and 2029
	21,894	One fifth of total on each of April 1, 2026, 2027, 2028, 2029 and 2030

John R. Campbell	2,289	One third of total on each of March 1, 2026, 2027 and 2028
	4,498	One fourth of total on each of April 1, 2026, 2027, 2028 and 2029
	11,331	One fifth of total on each of April 1, 2026, 2027, 2028, 2029 and 2030

Linda M. Crochet	483	April 1, 2026
	1,057	One half of total on each of April 1, 2026 and 2027
	4,298	One third of total on each of April 1, 2026, 2027 and 2028
	3,947	One fourth of total on each of April 1, 2026, 2027, 2028 and 2029
	5,954	One fifth of total on each of April 1, 2026, 2027, 2028, 2029 and 2030

(2)

This column represents the market value of the shares of RSUs as of December 31, 2025, based on the closing price of our common stock, reported on the Nasdaq Global Market, of $26.72 per share as of such date.

(3)	Options vest on a pro rata basis over a five-year service period, beginning March 1, 2017.
(4)	Options vest on a pro rata basis over a five-year service period, beginning March 1, 2018.
(5)	Options vest on a pro rata basis over a five-year service period, beginning March 1, 2019.
(6)	Options vest on a pro rata basis over a five-year service period, beginning March 1, 2020.
(7)	Options vest on a pro rata basis over a five-year service period, beginning March 1, 2021.
(8)	Options vest on a pro rata basis over a five-year service period, beginning April 1, 2022.
(9)	Options vest on a pro rata basis over a five-year service period, beginning April 1, 2023.
(10)	Options vest on a pro rata basis over a five-year service period, beginning April 1, 2024.
(11)	Options vest on a pro rata basis over a five-year service period, beginning April 1, 2025.

REPORT OF THE AUDIT COMMITTEE

The information provided in this section shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to its proxy regulations or to the liabilities of Section 18 of the Exchange Act. The information provided in this section shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

The audit committee oversees our financial reporting process on behalf of the board. Management has the primary responsibility for the preparation, consistency and fair presentation of the financial statements, the accounting and financial reporting process, the systems of internal control, and the procedures designed to ensure compliance with accounting standards, applicable laws and regulations. Management is also responsible for its assessment of the design and effectiveness of our internal control over financial reporting. Our independent registered public accounting firm is responsible for (i) performing an audit in accordance with the standards of the Public Company Accounting Oversight Board (United States), or PCAOB, to obtain reasonable assurance that our consolidated financial statements are free from material misstatement and (ii) expressing an opinion on the conformity of the financial statements of the Company with United States generally accepted accounting principles. The internal auditors are responsible to the audit committee and the board for testing the integrity of the financial accounting and reporting control systems and such other matters as the audit committee and the board determine.

In fulfilling its oversight responsibilities, the audit committee reviewed and discussed with management the audited financial statements of the Company for the year ended December 31, 2025 and management’s assessment of the design and effectiveness of our internal control over financial reporting as of December 31, 2025. The discussion addressed the quality, and not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

The committee reviewed and discussed with the independent registered public accounting firm its judgments as to the quality of our accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards including, without limitation, the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. In addition, the committee received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, discussed with the independent registered public accounting firm its independence from management and the Company, and considered the compatibility of non-audit services with the auditors’ independence.

The committee discussed with our internal auditors and independent registered public accounting firm the overall scope and plans for their respective audits. The committee met with the internal auditors and independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their understanding and evaluations of our internal controls as they considered necessary to support their opinions on the financial statements and on the internal control over financial reporting for the year 2025, and the overall quality of our financial reporting. The committee held nine meetings during 2025.

In reliance upon the reviews and discussions referred to above, the audit committee recommended to the board (and the board has approved) that the audited financial statements be included in our 2025 Annual Report for filing with the Securities and Exchange Commission.

Audit Committee:

Scott G. Ginn, Chairman

James F. Dunkerley

Rose J. Hudson

Suzanne O. Middleton

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Fees and Related Disclosures for Accounting Services

The audit committee has appointed BDO USA, P.C. to act as our independent registered public accounting firm and to audit our consolidated financial statements for the 2026 fiscal year. Horne LLP served as our independent registered public accountants and audited our financial statements from August 2020 until November 2025, when the firm joined BDO USA, P.C. and was deemed to have resigned as our independent registered public accountants. Since November 2025, with the prior approval of our audit committee, BDO USA, P.C. has served as our independent registered public accountants and audited our financial statements.

The reports of Horne on the financial statements of the Company for the fiscal years ended December 31, 2024 and 2023, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the Company’s fiscal years ended December 31, 2024 and 2023, and through October 31, 2025, there were no disagreements between the Company and Horne on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Horne, would have caused Horne to make reference to the subject matter of the disagreements in connection with its audit reports on the Company’s financial statements. During the Company’s past fiscal years ended December 31, 2024 and 2023, and the interim period through October 31, 2025, Horne did not advise the Company of any of the matters specified in Item 304(a)(1)(v) of Regulation S-K. During the Company’s two most recently completed fiscal years and through the date of engagement of BDO, neither the Company nor anyone on behalf of the Company consulted with BDO regarding (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements as to which the Company received a written report or oral advice that was an important factor in reaching a decision on any accounting, auditing or financial reporting issue; or (b) any matter that was the subject of a disagreement or a reportable event as defined in Items 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

We are presenting the appointment of BDO USA, P.C. as our independent registered public accounting firm for the 2026 fiscal year to the shareholders for ratification as a matter of good corporate governance. In the event that this appointment is not ratified by our shareholders, the audit committee will reconsider whether to retain BDO USA, P.C. and may retain that firm or another firm without resubmitting the matter to our shareholders.

The following table sets forth a summary of the fees for professional services billed to the Company by Horne LLP with respect to fiscal year 2024 and by Horne LLP and BDO USA, P.C. with respect to fiscal year 2025.

	2025	2024
Audit Fees(1)	$345,937	$330,860
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$345,937	$330,860

(1)

Audit fees include fees and expenses associated with the audit of our financial statements, the review of the financial statements in our Quarterly Reports on Form 10-Q, and regulatory and statutory filings.

In accordance with the procedures set forth in its charter, the audit committee pre-approves all audit, audit-related, tax and permitted non-audit services (including the fees and terms of those services) to be performed for us by our independent registered public accounting firm prior to its engagement with respect to such services, subject to the de minimis exceptions for non-audit services permitted by the Exchange Act, which are approved by the audit committee prior to the completion of the audit. During 2025, none of those services required use of the de minimis exception to pre-approval contained in the SEC’s rules. The audit committee may, in its discretion, delegate to one or more of its members the authority to pre-approve any audit or non-audit services to be performed by the independent auditor, provided that such approvals are ratified by the audit committee.

SHAREHOLDER PROPOSALS FOR THE 2027 ANNUAL MEETING

Each year, at the annual meeting of shareholders, the board submits to shareholders its nominees for election as directors. In addition, the board may submit other matters to the shareholders for action at the annual meeting. Shareholders may also submit proposals for action at the annual meeting.

Proposals for Inclusion in Our Proxy Statement

Shareholders interested in submitting a proposal for inclusion in our proxy materials for the 2026 Annual Meeting may do so by following the procedures described in Rule 14a-8 of the Exchange Act. If the 2027 Annual Meeting is held within 30 days of May 20, 2027, shareholder proposals must be received at 10500 Coursey Boulevard, Baton Rouge, Louisiana 70816, no later than the close of business on December 9, 2026 in order for such proposals to be considered for inclusion in the proxy statement and form of proxy relating to such meeting.

Proposals to be Introduced at the 2027 Annual Meeting

For any shareholder proposal to be presented in connection with the 2027 Annual Meeting but without inclusion in our proxy materials, including any proposal relating to the nomination of an individual to be elected to the board, a shareholder must give timely written notice thereof in writing to our Corporate Secretary in compliance with the advance notice and eligibility requirements contained in our By-laws. To be timely, a shareholder’s notice must be delivered to Jay Angelle, our Associate General Counsel and Corporate Secretary, at 10500 Coursey Boulevard, Baton Rouge, Louisiana 70816 not less than 90 days nor more than 120 days prior to the first anniversary of the immediately preceding year’s annual meeting. If, however, the date of the annual meeting is advanced by more than 30 days or delayed by more than 90 days from such anniversary date, notice by the shareholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or, if public announcement of the date of such meeting is made less than 120 days in advance, the 10th day following the date of the first public announcement of the date of such meeting. The notice must contain information specified in our By-laws about each nominee or the proposed business and the shareholder making the nomination or proposal.

Under our By-laws, based upon the meeting date of May 20, 2027 for the 2027 Annual Meeting, a qualified shareholder intending to introduce a proposal or nominate a director at the 2027 Annual Meeting but not intending the proposal to be included in our proxy materials must give written notice to our Corporate Secretary not earlier than January 20, 2027 and not later than the close of business on February 19, 2027.

The advance notice provisions in our By-laws also provide that in the case of a special meeting of shareholders called for the purpose of electing one or more directors, a shareholder (who otherwise satisfies the conditions set forth in our By-laws) may nominate a person or persons (as the case may be) for election to such position if the shareholder’s notice is delivered to the Corporate Secretary at the above address not earlier than the close of business on the 120th day prior to the special meeting and not later than the close of business on the later of the 90th day prior to the special meeting or, if public announcement of the date of such meeting is made less than 120 days in advance, the 10th day following the date of the first public announcement of the date of the special meeting and of the nominee(s) proposed by the board to be elected at such meeting.

The specific requirements of our advance notice and eligibility provisions are set forth in Article Eight of our By-laws, a copy of which is available upon request. Such requests and any shareholder proposals should be sent to Jay Angelle, Associate General Counsel and Corporate Secretary, 10500 Coursey Boulevard, Baton Rouge, Louisiana 70816.

In addition to satisfying the requirements of our By-laws and applicable law, if a shareholder intends to comply with the universal proxy rules and to solicit proxies in support of director nominees other than Investar nominees, the shareholder must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act, which notice must be delivered at the above address no later than 60 calendar days prior to the one-year anniversary date of the annual meeting (for the 2027 Annual Meeting, no later than March 21, 2027). If the date of the 2027 Annual Meeting is changed by more than 30 calendar days from such anniversary date, however, then the shareholder must provide notice by the later of 60 calendar days prior to the date of the 2027 Annual Meeting or the 10th calendar day following the date on which public announcement of the date of the 2027 Annual Meeting is first made.

OTHER MATTERS

As of the date of this proxy statement, management was unaware of any other matters to be brought before the 2026 Annual Meeting other than those set forth herein. However, if any other matters are properly brought before the annual meeting, subject to applicable SEC rules, the persons named in the enclosed form of proxy will have discretionary authority to vote all proxies with respect to such matters in accordance with their best judgment.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

Upon written request of any record holder or beneficial owner of shares entitled to vote at the 2026 Annual Meeting, we will provide, without charge, a copy of our 2025 Annual Report. Requests should be mailed to Jay Angelle, Associate General Counsel and Corporate Secretary, 10500 Coursey Boulevard, Baton Rouge, Louisiana 70816. You may also access our 2025 Annual Report on our website, www.investarbank.com.

By Order of the Board of Directors

William H. Hidalgo, Sr.

Chairman of the Board

April 8, 2026

APPENDIX A

INVESTAR HOLDING CORPORATION

SECOND AMENDED AND RESTATED

2017 LONG-TERM INCENTIVE COMPENSATION PLAN

INVESTAR HOLDING CORPORATION

SECOND AMENDED AND RESTATED

2017 LONG-TERM INCENTIVE COMPENSATION PLAN

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Section 9 - Stock Appreciation Rights		14
9.1	General Provisions	14
9.2	Manner of Exercise	14
9.3	Determination of Settlement Amount	14
9.4	Effect of Separation From Service	14
9.5	No Dividend Equivalent Rights	15
Section 10 - Other Stock-Based Awards		15
10.1	General Provisions	15
10.2	Dividend Equivalent Accounts	15
Section 11 - General Provisions		16
11.1	Amendment and Termination	16
11.2	Transferability of Incentives	16
11.3	Withholding	17
11.4	Change in Control	17
11.5	Additional Legal Requirements	18
11.6	Fractional Shares	19
11.7	Certificates	19
11.8	Additional Holding Period	19
11.9	Governing Law	19
11.10	Other Benefits	19
11.11	No Limit on Other Compensation Arrangements	19
11.12	Status	19
11.13	Code Section 409A	20
11.14	Incentive Agreements	20
11.15	Clawback	20
11.16	Data Privacy	20

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INVESTAR HOLDING CORPORATION

SECOND AMENDED AND RESTATED

2017 LONG-TERM INCENTIVE COMPENSATION PLAN

Investar Holding Corporation, a corporation organized and existing under the laws of the State of Louisiana (the “Company”), hereby establishes this Second Amended and Restated 2017 Long-Term Incentive Compensation Plan (the “Plan”).

Section 1 -	Purpose

This Plan provides for the grant of compensation related to the Company’s Common Stock (as defined below), which compensation is intended to align the financial interests of the recipients thereof with the interests of the Company and its shareholders.

Section 2 -	Definitions

2.1    Affiliate means the Bank and any other corporation or other form of entity of which the Company owns, from time to time, directly or indirectly, at least 80% of the total combined voting power of all classes of stock or other equity interests.

2.2    Bank means Investar Bank.

2.3    Base Amount means the dollar denominated amount with respect to which the value of a SAR is measured.

2.4    Board or Board of Directors means the Board of Directors of the Company.

2.5    Cause, unless otherwise specified in an employment or similar agreement between a Participant and the Company or an Affiliate, means that a Participant has:

a.

Committed an intentional act of fraud, embezzlement or theft in the course of employment or otherwise engaged in any intentional misconduct which is materially injurious to the financial condition or business reputation of the Company or its Affiliates;

b.

Committed intentional damage to the property of the Company and its Affiliates or committed intentional wrongful disclosure of proprietary information or confidential information, which is materially injurious to the financial condition or business reputation of the Company or its Affiliates;

c.	Been convicted with no further possibility of appeal, or entered a guilty or nolo contendere plea, for a felony or a crime involving moral turpitude;

d.	Willfully and substantially refused to perform the essential duties of his or her position after written notice from the Company; or

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e.	Intentionally, recklessly or negligently violated any material provision of any code of conduct or ethics or equivalent code or policy of the Company or the Bank that is applicable to the Participant.

The Committee, in its discretion, shall determine whether any Separation from Service is on account of Cause as defined herein, provided that no act or failure to act will be deemed “intentional” if it is due primarily to an error in judgment, but will be deemed “intentional” only if done or omitted to be done by a Participant not in good faith and without reasonable belief that his or her action or omission was in the best interest of the Company or an Affiliate.

2.6    Change in Control means and shall be deemed to occur upon the consummation of a Change in Equity Ownership, a Change in Effective Control, a Change in the Ownership of Assets or a Change by Merger. For this purpose:

a.

A “Change in Equity Ownership” means that a person or group acquires, directly or indirectly in accordance with Code Section 318, more than 50% of the aggregate fair market value or voting power of the capital stock of the Company, including for this purpose capital stock previously acquired by such person or group; provided, however, that once any person or group acquires more than 50% of the aggregate fair market value or voting power of the Company’s capital stock, additional acquisitions by such person or group shall not be deemed to constitute an additional Change in Control hereunder.

b.

A “Change in Effective Control” means that a majority of the members of the Board of Directors is replaced during any 12-month period, whether by appointment or election, without endorsement by a majority of the members of the Board then serving prior to the date of such appointment or election.

c.

A “Change in the Ownership of Assets” means that any person or group acquires, or has acquired in a series of transactions during the immediately preceding 12-month period ending on the date of the most recent acquisition, all or substantially all of the assets of the Company.

d.

A “Change by Merger” means that the Company shall consummate a merger or consolidation or similar transaction with another corporation or entity, unless as a result of such transaction, more than 50% of the then outstanding voting securities of the surviving or resulting corporation or entity shall be owned in the aggregate by the former shareholders of the Company, and the voting securities of the surviving or resulting corporation or entity are owned in substantially the same proportion as the common stock of the Company was beneficially owned before such transaction.

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Notwithstanding the above and solely with respect to any Incentive that constitutes “deferred compensation” subject to Section 409A and that is payable on account of a Change in Control (including any installments or stream of payments that are accelerated on account of a Change in Control), a Change in Control shall occur only if such event also constitutes a “change in the ownership,” “change in effective control,” and/or a “change in the ownership of a substantial portion of assets” of the Company as those terms are defined under Treasury Regulation §1.409A-3(i)(5), but only to the extent necessary to establish a time or form of payment that complies with Section 409A, without altering the definition of Change in Control for purposes of determining whether a Participant's rights to such Award become vested or otherwise unconditional upon the Change in Control.

2.7      Code means the Internal Revenue Code of 1986, as amended.

2.8      Committee means the Compensation Committee of the Board of Directors.

2.9      Common Stock means $1.00 par value per share common stock issued by the Company.

2.10    Disability means that a Participant is (a) eligible to receive Social Security disability benefits, or (b) actually receiving long-term disability benefits under a separate welfare benefit plan maintained by the Company or its Affiliates.

2.11    Effective Date means the date this Plan is approved by the Company’s Shareholders.

2.12    Employee means a regular, common law employee of the Company, the Bank or another Affiliate, including officers, determined in accordance with the Company’s standard personnel policies and practices.

2.13    Exchange Act means the Securities Exchange Act of 1934, as amended.

2.14    Exercise Price means the per share price at which an Option may be exercised.

2.15    Fair Market Value means the closing sales price of a share of Common Stock as quoted on a national securities exchange or other recognized system of reporting as of the date specified herein; if no Common Stock is traded on such date, then Fair Market Value shall be determined as of the immediately preceding date on which Common Stock was last traded or reported. If Common Stock is not traded or reported on any such national securities exchange or system of reporting, then Fair Market Value shall be determined by the Board or its designee in accordance with the provisions of Code Section 409A.

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2.16    Good Reason means either of the following (without Participant's express written consent): (i) a material diminution in Participant's base salary as of the day immediately preceding the Change in Control or (ii) the Company's requiring Participant to be based at any office or location more than 35 miles from Participant's principal office or location as of the day immediately preceding the Change in Control. Notwithstanding the foregoing, a Participant shall not have the right to terminate the Participant's employment hereunder for Good Reason unless (1) within 30 days of the initial existence of the condition or conditions giving rise to such right Participant provides written notice to the Company of the existence of such condition or conditions, and (2) the Company fails to remedy such condition or conditions within 30 days following the receipt of such written notice (the “Cure Period”). If any such condition is not remedied within the Cure Period, Participant must terminate Participant's employment with the Company within a reasonable period of time, not to exceed 30 days, following the end of the Cure Period. Notwithstanding the foregoing, if a Participant is subject to an effective employment or change in control agreement with the Company or an Affiliate that contains a definition of “Good Reason,” then in lieu of the foregoing definition, for purposes of Incentives under this Plan, “Good Reason” shall have the meaning specified in such other agreement.

2.17    Grant Date means the date on which the Committee adopts a resolution, or takes other appropriate action, expressly granting an Incentive to a Participant that specifies the key terms and conditions of the Incentive or, if a later date is set forth in such resolution, then such later date.

2.18   Incentive means a right to purchase or receive shares of Common Stock or cash in accordance with the terms of this Plan. An Incentive may be granted or awarded in the form of Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Other Stock-Based Awards, or a combination thereof.

2.19    Incentive Agreement means the agreement between a Participant and the Company or notice from the Company containing the terms and conditions applicable to each Incentive granted or awarded hereunder.

2.20    Incentive Stock Option or ISO means an option to purchase shares of Common Stock which meets the requirements of Code Section 422 and is granted in accordance with Section 6.2 hereof.

2.21    Ledger Account means the bookkeeping account established by the Company to which RSUs or Other Stock-Based Awards and additional amounts may be credited.

2.22    Non-Employee Director means a member of the Board of Directors who is not also an Employee of the Company, the Bank or an Affiliate.

2.23    Nonqualified Stock Option means an option to purchase shares of Common Stock granted in accordance with the terms of Section 6.1 hereof.

2.24    Other Stock-Based Awards means any right or award granted under Section 10 hereof.

2.25    Option means an Incentive Stock Option or a Nonqualified Stock Option.

2.26    Participant means an Employee, Non-Employee Director or Consultant who is granted an Incentive under this Plan.

2.27    Performance Cycle means a period of time selected by the Committee over which the achievement of one or more Performance Objectives will be measured for purposes of determining a Participant’s right to an Incentive that vests or pays out based on achievement of Performance Objectives. Performance Cycles may be of varying and overlapping durations, at the discretion of the Committee.

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2.28    Performance Objectives means performance criteria designated by the Committee to be achieved during a designated Performance Cycle. Such objectives may relate to the business and affairs of the Company, the Bank, another Affiliate, or a division, department, unit or profit center of the Company, the Bank or an Affiliate, including, but not limited to the following: (a) the attainment of goals related to the Company’s earnings per share (EPS), whether or not calculated on a fully diluted basis; (b) earnings before interest and taxes (EBIT); (c) return on equity (ROE); (d) return on investment (ROI); (e) return on invested capital (ROIC); (f) return on assets (ROA); (g) growth in net income; (h) growth in market share; (i) growth in loans; (j) appreciation in the price of Common Stock, whether with or without reinvested dividends; (k) the completion of strategic objectives; or (l) shareholder returns. Performance Objectives may be expressed with respect to the performance of the Company, the Bank and/or its Affiliates, as compared to a designated peer group or with respect to the completion of strategic objectives on an individual basis.

2.29    Restricted Stock means an award of Common Stock subject to restrictions on transfer or forfeiture as set forth in Section 7 hereof.

2.30    Restricted Stock Unit or RSU means a bookkeeping credit representing a share of Common Stock.

2.31    Restriction Period means the period during which Restricted Stock is subject to forfeiture restrictions on transfer or similar conditions.

2.32    Retirement means that a Participant voluntarily Separates from Service after he or she has attained age 60 and completed not less than five years of service with the Company, the Bank or another Affiliate.

2.33    Separation Date or Separation from Service or words of similar import means the later of the date on which (a) a Participant’s employment with the Company and its Affiliates ceases, or (b) the Company and such Participant reasonably anticipate that he or she will perform no further services for the Company and its Affiliates, whether as a common law employee or independent contractor. Notwithstanding the foregoing, a Participant may be deemed to have Separated from Service if he or she continues to provide services to the Company or an Affiliate after a separation event or other change in status, whether as an employee or an independent contractor, provided such continuing services are not more than 20% of the average level of services performed by such Participant during the 36-month period immediately preceding such separation event or change.

2.34    Stock Appreciation Right or SAR means a right, the value of which is based upon the appreciation of Common Stock and is granted in accordance with Section 9 hereof.

Section 3 -	Adoption; Reservation of Shares; Maximum Awards

3.1    Adoption and Effective Date. The 2017 Long-Term Incentive Compensation Plan, originally approved by the Company Shareholders on May 24, 2017, was subsequently amended and restated effective May 19, 2021, and shall be further amended and restated effective upon the Effective Date.

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3.2    Duration. This Plan shall commence on its Effective Date and shall remain in effect until (a) all Incentives granted or awarded hereunder have been satisfied by the issuance of shares of Common Stock or cash payments or a combination thereof, or such Incentives have expired, otherwise terminated or been forfeited, or (b) restrictions or other Performance Objectives imposed on shares of Common Stock have been satisfied or lapsed. No Incentive shall be granted or awarded hereunder after May 19, 2036.

3.3    Number and Type of Shares. Subject to adjustment as provided in Sections 3.4 and 3.5 hereof, a maximum of 1,800,000 shares of Common Stock shall be reserved for issuance under the Plan, representing 600,000 shares initially authorized, an additional 600,000 authorized in 2021 and an additional 600,000 shares authorized in 2026. Such shares may be authorized and unissued shares, issued shares held as treasury shares or shares acquired on the open market or through private purchase.

3.4    Share Counting. The number of shares of Common Stock available for grant, award, transfer, issuance or other payment under the Plan shall be adjusted as follows:

a.

To the extent any shares of Common Stock covered by an Option or SAR granted under the Plan are not delivered to a Participant or permitted transferee because the Incentive is forfeited or canceled, or shares are not delivered because an Incentive is paid or settled in cash, such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares available for delivery under this Plan and such shares may again be issued under the Plan. Awards that by their terms may only be settled in cash shall have no effect on the Plan limit in Section 3.3.

b.	In the event that shares issued as an Incentive under the Plan are forfeited, such forfeited shares may again be issued under the Plan.

c.

The following shares may not again be made available for issuance as Incentives under the Plan: (i) shares delivered or withheld in payment of the exercise of an Option, (ii) shares delivered or withheld from payment of an Incentive to satisfy tax obligations with respect to the Incentive, and (iii) shares repurchased on the open market with the proceeds of the exercise price of an Option.

d.

With respect to SARs, if the SAR is payable in shares of Common Stock, all shares to which the SARs relate are counted against the Plan limits, rather than the net number of shares delivered upon exercise of the SAR.

3.5    Adjustments. In the event of any merger, consolidation or reorganization of the Company with another entity there shall be substituted for each of the shares of Common Stock then subject to the Plan the number and kind of shares of stock or other securities to which the holders of Common Stock are entitled in the transaction. In the event of any recapitalization, stock dividend, stock split, combination of shares or other change in the number of shares of Common Stock then outstanding for which the Company does not receive consideration, the number of shares of Common Stock then subject to the Plan shall be adjusted in proportion to the change in outstanding shares of Common Stock. In the event of any such substitution or adjustment, the Exercise Price of any Option, Performance Objectives applicable to any Incentive, and the shares of Common Stock issuable pursuant to any Incentive shall be adjusted or substituted, as the case may be, such adjustment or substitution to be determined by the Committee to the extent necessary to prevent the dilution or enlargement thereof.

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Section 4 -	Administration

4.1    Composition of the Committee. This Plan shall be administered by the Committee, provided, however, that: (a) the Board may act in lieu of the Committee as to any matter hereunder; and (b) any grant by the Committee may be made subject to the ratification or approval of the Board. When acting, the Board shall function as the Committee and possess all power and authority granted to the Committee hereunder.

4.2    Power and Authority. In addition to the power and authority set forth elsewhere in this Plan, the Committee shall have the discretionary power and authority to: (a) designate Participants hereunder; (b) grant Incentives, including the determination of the terms and conditions thereof; (c) construe and interpret the provisions of the Plan and any Incentive Agreement or other form or writing related thereto; (d) establish and adopt rules, regulations, and procedures relating to the Plan and the grant of Incentives hereunder; (e) interpret, apply and construe such rules, regulations and procedures; (f) accelerate any service-related vesting period or extend the exercise period applicable to any Incentive granted or awarded hereunder, subject to any expiration requirement imposed hereunder; and (g) make any other determination which it believes necessary or advisable for the proper administration of the Plan.

The Committee may delegate to the appropriate officers and employees of the Company or an Affiliate the performance of one or more of its ministerial duties hereunder. Subject to the terms of the Plan and applicable law, the Committee may further delegate to the Company’s Chief Executive Officer the authority, subject to such terms and limitations as the Committee shall determine, to grant and set the terms of, to cancel, modify, or waive rights with respect to, or to alter, discontinue, suspend, or terminate Incentives held by Participants who are not officers or directors of the Company for purposes of Section 16 of the Exchange Act, or any successor section thereto; provided, however, that the per share exercise price of any Option or SAR granted by such officer shall be equal to or greater than the Fair Market Value of a share of Common Stock on the later of the Grant Date or the date the Participant's employment with or service to the Company commences.

4.3    Decisions Final. Decisions, interpretations and actions of the Committee concerning matters related to the Plan shall be final and conclusive on the Company and its Affiliates and Participants and their beneficiaries or heirs. Determinations may be made selectively among Participants who receive or are eligible to receive Incentives hereunder, whether or not such Participants are similarly situated.

4.4    Limitations on Grants and Awards. Notwithstanding any provision of this Plan to the contrary and unless otherwise permitted under applicable law or rules and regulations, to the extent that a grant hereunder is intended to be an exempt transaction under Rule 16b-3 promulgated under the Exchange Act, each acting member of the Committee shall be a “non-employee director” within the meaning of such rule.

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4.5    Limits on Incentives.

a.

Except with respect to awards to Non-Employee Directors, the maximum number of shares of Common Stock that may be covered by Incentives, including Options and SARs, granted under the Plan to any Participant during a calendar year shall be 100,000 shares, and the maximum number of shares that may be covered by Incentives granted under the Plan to a Non-Employee Director during a calendar year shall be 30,000.

b.

Participants who are granted Incentives will be required to continue to provide services to the Company (or an Affiliate) for not less than one-year following the Grant Date in order for any such Incentives to fully or partially vest or be exercisable (subject to the Committee's discretion to accelerate the exercisability of such Incentives in connection with a Separation from Service or pursuant to Section 11.4). Notwithstanding the foregoing, Incentives related to up to 5% of the shares reserved for issuance under the Plan pursuant to Section 3.3 may provide for vesting, partially or in full, in less than one-year.

4.6    No Liability. The members of the Committee, including any officer or Employee acting at the request or direction of the Committee, shall have no liability to any Participant or other person for any action taken or omitted to be taken hereunder or any determination made in good faith in accordance with the terms of the Plan or any Incentive Agreement.

Section 5 -	Participation

5.1    Eligibility. Employees and consultants of the Company and its Affiliates shall be eligible to receive Incentives under this Plan, when designated by the Committee, and may be designated hereunder individually or by groups or categories, in the discretion of the Committee.

Non-Employee Directors shall be eligible to participate in the Plan. Members of the boards of directors of any Affiliate may be eligible to participate hereunder, when designated by the Committee.

5.2    No Continued Employment. No Participant shall have any right to continue in the employ of the Company or an Affiliate for any period of time or any right to continue his or her present or any other rate of compensation on account of the grant of an Incentive or the issuance of Common Stock or other form of payment hereunder.

Section 6 -	Options

6.1    Grant of Options. The Committee may grant Options to such Participants as it may designate, from time to time, subject to the following:

a.	The Exercise Price shall be designated on the Grant Date and shall not be less than Fair Market Value as of such date.

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b.	The number of shares of Common Stock subject to an Option shall be designated on the Grant Date.

c.	The term of each Option shall be designated on the Grant Date, but shall not be longer than ten years, measured from such date.

d.	Each Option shall be exercisable at such time or times during its term as may be determined by the Committee, subject to Section 4.5(b).

e.	The exercise of each Option may be further subject to such Performance Objectives, service vesting conditions or other terms and limitations as the Committee deems appropriate.

6.2    Incentive Stock Options. If an Incentive Stock Option is granted hereunder before this Plan is approved by a majority of the Company’s shareholders as contemplated under Code Section 422, the status of such Option as an ISO hereunder shall be contingent upon such timely approval. All shares of Common Stock reserved hereunder may be granted in the form of Incentive Stock Options.

The Committee may designate an Option granted hereunder as an Incentive Stock Option, in which event such Option shall be further subject to the following:

a.	Such designation shall be made on the Grant Date;

b.

No ISO shall be granted to a Participant hereunder if the aggregate Fair Market Value of Common Stock with respect to which such ISO is first exercisable during any calendar year (under this Plan and any other plans of the Company and its Affiliates) exceeds $100,000;

c.

No ISO shall be granted to any Participant who owns, directly or indirectly, more than 10% of the total combined voting power of all classes of stock of the Company (determined in accordance with Code Section 424), unless the exercise price of such option is not less than 110% of Fair Market Value, determined on the Grant Date, and the expiration of such Option is five years measured from the Grant Date;

d.	No ISO shall be granted to a consultant or Non-Employee Director; and

e.

An ISO granted hereunder shall be subject to such additional terms and conditions as the Committee deems necessary or advisable, consistent with the provisions of Code Section 422 and the regulations promulgated thereunder.

An ISO granted hereunder shall automatically be deemed a Non-qualified Stock Option to the extent that the requirements imposed hereunder, or under Code Section 422, are not satisfied, whether with respect to the grant or exercise of such Option or the disposition of Common Stock acquired upon the exercise thereof.

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6.3    Effect of Separation From Service. Unless otherwise provided in an Incentive Agreement, if a Participant Separates from Service, Options granted hereunder, to the extent vested and exercisable as of such separation, shall be and remain exercisable until the earlier of the date on which any such Option would otherwise expire or:

a.	Two years following the date of the Participant’s death or Disability or Retirement; or

b.	Sixty days following a Participant’s involuntary Separation from Service without Cause or voluntary Separation from Service.

If a Participant’s Separation from Service is involuntary on account of Cause, then notwithstanding any provision of this Plan or any form or agreement to the contrary, Options granted hereunder, whether or not then vested, shall be deemed canceled and forfeited as of such Participant’s Separation Date, without the requirement of notice or the payment of compensation.

6.4    Expiration. To the extent not exercised within the period or periods prescribed hereunder, Options shall expire and be deemed forfeited to the Company.

6.5    Manner of Exercise. An Option shall be exercised, in whole or in part, by providing written notice to the Company, specifying the number of shares of Common Stock to be purchased and accompanied by the full Exercise Price for such shares, such notice to be provided in the form designated by the Committee for such purpose. Unless otherwise limited in an Incentive Agreement, the Exercise Price shall be payable, in the discretion of each Participant: (a) in the form of cash (including cash equivalents); (b) by delivery of previously acquired shares of Common Stock (whether mature or otherwise), including by means of attestation; (c) by the withholding of shares otherwise issuable upon exercise; or (d) by combination thereof. The Committee, in its discretion, may designate such other manner of exercise as the Board deems appropriate, from time to time. Common Stock tendered in payment of the Exercise Price, or withheld in consideration of such price, shall be valued at Fair Market Value as of the date of exercise.

Unless otherwise provided by the Committee in an Incentive Agreement, a Participant may exercise Options and contemporaneously sell the shares of Common Stock acquired thereby pursuant to a brokerage or similar arrangement, provided that the proceeds thereof are irrevocably applied to the payment of the Exercise Price of the shares.

6.6    No Rights as Stockholder. Prior to the issuance of shares of Common Stock upon the exercise of an Option, a Participant shall have no rights as a stockholder with respect to the shares subject to such Option, including the right to vote or to receive dividends.

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Section 7 -	Restricted Stock

7.1    General Provisions. The Committee may award shares of Restricted Stock to such Participants as it may designate, from time to time, subject to the following terms and conditions:

a.	The number of shares of Restricted Stock subject to such award shall be determined by the Committee on the Grant Date;

b.	The Committee shall determine the consideration to be paid for such stock, if any;

c.

The Committee shall designate a Restriction Period, subject to Section 4.5(b), during which shares of Restricted Stock awarded hereunder shall be subject to such terms, conditions and restrictions the Committee, in its discretion, may determine, including, without limitation, restrictions on transfer or other disposition, forfeiture provisions, and/or restrictions based upon the achievement of Performance Objectives; and

d.

Unless otherwise provided by the Committee in an Incentive Agreement, during a Restriction Period shares of Restricted Stock awarded hereunder shall not be sold, assigned, transferred, pledged, or otherwise disposed of or encumbered, whether voluntarily or involuntarily.

7.2    Enforcement of Restrictions. Restricted Stock awarded hereunder may be certificated or issued in book entry form, in the discretion of the Committee; provided that:

a.	Any such shares shall be legended, or subject to legend, to reflect any restrictions imposed in accordance with the provisions of Section 7.1 hereof;

b.	To the extent such shares are certificated, the Committee may further require that such shares be deposited in escrow with the Company; and

c.

The Committee may require with respect to such shares and as a condition of the award thereof that a Participant deliver to the Company a stock power endorsed in blank, pending the lapse of such restrictions or the expiration of the Restriction Period.

7.3    Dividends Payable During Restriction Period. If the Restriction Period applicable to any award hereunder exceeds 12 months, the Committee may provide that cash dividends payable on shares of Restricted Stock shall be allocated to a Ledger Account pending the lapse of such period, at which time the balance of such account shall be settled, and any amount not vested shall be forfeited; such settlement to be made in the form of cash or Common Stock, without liability for interest or gain thereon, as determined by the Committee.

Notwithstanding anything to the contrary herein, if the vesting of the shares of Restricted Stock is based upon the achievement of Performance Objectives, any and all cash and stock dividends payable on the shares of Restricted Stock shall not be paid currently, but shall accrue and remain subject to the achievement of the Performance Objective applicable to the underlying shares of Restricted Stock.

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7.4    Lapse of Restrictions. The Committee shall notify each affected Participant at the end of each Restriction Period as to the number of shares of Common Stock with respect to which restrictions shall be deemed lapsed or Performance Objectives shall be deemed attained. The number of shares of Common Stock with respect to which such lapse or attainment has occurred shall then be delivered to each affected Participant free of restriction, or the Committee may cause such delivery to be made in book entry form.

7.5    Effect of Separation From Service. Unless otherwise provided in an Incentive Agreement, if a Participant Separates from Service during a Restriction Period:

a.

If such separation is on account of Retirement, death, Disability or involuntary termination by the Company without Cause and Restricted Stock is then subject to the attainment of Performance Objectives, such objectives shall be deemed satisfied with respect to (i) the number of shares of Restricted Stock with respect to which Performance Objectives are actually satisfied, determined at the end of the applicable Performance Cycle, multiplied by (ii) a fraction, the numerator of which is the number of days in such cycle prior to such Participant’s Separation Date and the denominator of which is the total number of days in such cycle. Shares of Common Stock subject to certification or delivery hereunder shall be certificated or otherwise delivered at the time prescribed in Section 7.5 hereof.

b.

If such separation is on account of death, Disability or involuntary termination by the Company without Cause and Restricted Stock is then subject to forfeiture based only upon such Participant’s service, then a portion of the shares of Restricted Stock shall vest as of the Participant’s Separation Date, calculated as follows: the number of shares subject to such award shall be multiplied by a fraction (i) the numerator of which is the number of days in such period prior to such Participant’s Separation Date, and (ii) the denominator of which is the total number of days in such period. Shares of Common Stock subject to certification or delivery hereunder shall be certificated and delivered as soon as practicable after the Participant’s Separation Date.

c.

If such separation is not on account of a reason specified in subparagraph (a) or (b) hereof, Restricted Stock shall be deemed canceled and forfeited to the Company as of the affected Participant’s Separation Date.

7.6    Shareholder Rights. Subject to any restrictions or limitations imposed in an Incentive Agreement or as otherwise provided in Section 7.3 hereof, each Participant receiving an award of Restricted Stock hereunder shall have the full voting rights of a stockholder with respect to such shares during any Restriction Period in which the shares are subject to Performance Objectives or forfeiture or other restrictions on transfer.

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Section 8 -	Restricted Stock Units

8.1    Credit. The Committee may credit Restricted Stock Units to a Ledger Account maintained for a Participant hereunder, subject to the following terms and conditions:

a.	The number of RSUs shall be determined by the Committee and shall be subject to adjustment as provided in Section 3.5 hereof;

b.

The settlement or other vesting of RSUs shall be subject to such Performance Objectives, service vesting conditions, subject to Section 4.5(b), and/or other restrictions as the Committee deems appropriate; and

c.	Units and other amounts credited to a Ledger Account, including vested units or amounts, shall be settled as of the date designated by the Committee (the “Settlement Date”).

8.2    Dividend Equivalents. During any period in which RSUs are credited to a Ledger Account, the Committee may provide: (a) that an amount equal to any cash dividends payable with respect to Common Stock represented by such units shall be credited to such account as of each dividend payment date; and/or (b) that any stock dividend, stock split or other recapitalization shall be reflected in the credits made to such Ledger Account and settled in accordance with the provisions of Section 7.3 hereof.

Notwithstanding anything to the contrary herein, if the vesting of the RSUs is based upon the achievement of Performance Objectives, any and all cash and stock dividends payable on the underlying shares of Common Stock shall not be paid currently, but shall accrue and remain subject to the achievement of the Performance Objective applicable to the underlying RSUs.

8.3    Effect of Separation From Service. Unless otherwise provided in an Incentive Agreement, if a Participant Separates from Service with the Company and its Affiliates prior to the Settlement Date, his or her Ledger Account shall be settled in the manner applicable to Restricted Stock set forth in Section 7.5 hereof, if permitted under Section 409A of the Code.

8.4    Settlement. Except on account of a Separation from Service, the settlement of RSUs and other amounts credited to a Ledger Account shall be made as of the Settlement Date in accordance with the terms and conditions imposed by the Committee. When any such RSU or other amount becomes subject to settlement, the affected Participant shall be entitled to receive a distribution in such form, which may include shares of Common Stock, Restricted Stock, cash or a combination thereof, as the Committee shall determine and in accordance with the requirements of Section 409A.

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8.5    Not a Stockholder. The allocation of units or other amounts to a Ledger Account shall not entitle a Participant to exercise the rights of a stockholder of the Company, until the issuance of shares of Common Stock with respect thereto.

Section 9 -	Stock Appreciation Rights

9.1    General Provisions. The Committee may grant Stock Appreciation Rights to such Participants as it may designate, from time to time, subject to the following:

a.	Each SAR granted hereunder shall relate to the number of shares of Common Stock designated by the Committee on the Grant Date.

b.	The Base Amount of each SAR shall be determined by the Committee on the Grant Date and shall not be less than the Fair Market Value of a share of Common Stock determined as of such date.

c.

The exercise of each SAR shall be subject to such Performance Objectives, service vesting, subject to Section 4.5(b), or other conditions as the Committee deems appropriate and shall be imposed on the Grant Date.

d.

The term of each SAR granted hereunder shall not exceed ten years, after which time any portion of the SAR that remains unexercised, whether or not then vested, shall expire and be canceled and forfeited to the Company.

9.2    Manner of Exercise. A SAR may be exercised, in whole or in part, by giving written notice to the Committee, specifying the number of SARs to be exercised. Upon the receipt of such notice, and subject to the limitations and requirements set forth in Section 6.7 hereof, the Committee shall promptly thereafter deliver to the affected Participant shares of Common Stock, shares of Restricted Stock, cash or a combination thereof, as determined in its discretion, having a Fair Market Value equal to the Settlement Amount.

9.3    Determination of Settlement Amount. The amount payable to any Participant on account of the exercise of his or her SARs shall be determined by multiplying:

a.	The number of shares of Common Stock with respect to which such SAR is exercised; by

b.	The excess of the Fair Market Value of a share of Common Stock on the exercise date over the Base Amount.

9.4    Effect of Separation From Service. Unless otherwise specified by the Committee, a SAR granted hereunder shall be exercisable only while a Participant is an Employee or consultant of the Company or an Affiliate and thereafter in accordance with the provisions of Section 6.3 hereunder.

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9.5    No Dividend Equivalent Rights. Participants holding SARs shall not be entitled to any dividend equivalent rights for any period of time prior to exercise of the SAR.

Section 10 -	Other Stock-Based Awards

10.1    General Provisions. The Committee may grant Other Stock-Based Awards to such Participants as it may designate, from time to time. Other Stock-Based Awards are awards not specified in Sections 6 through 9 of this Plan, the value of which is based in whole or in part on the value of shares of Common Stock. Other Stock-Based Awards may be awards of shares or may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible or exchangeable into or exercisable for shares of Common Stock), as deemed by the Committee consistent with the purposes of the Plan. The settlement or other vesting of Other Stock-Based Awards shall be subject to such Performance Objectives, service vesting conditions, subject to Section 4.5(b), and/or other restrictions as the Committee deems appropriate. The Committee shall determine other terms and conditions of any such Other Stock-Based Award, and may provide that such awards would be payable in whole or in part in cash.

10.2    Dividend Equivalent Accounts. Subject to the terms and conditions of this Plan and the applicable Incentive Agreement, the Committee may determine to pay dividend equivalent rights with respect to an Other Stock-Based Award, in which case, unless determined by the Committee to be paid currently, the Company shall establish a Ledger Account for the Participant and reflect in that account any securities, cash or other property comprising any dividend or property distribution with respect to the shares underlying each such award. Notwithstanding anything to the contrary herein, if the vesting of the Other Stock-Based Award is based upon the achievement of Performance Objectives, any and all cash and stock dividends payable on the underlying shares of Common Stock shall not be paid currently, but shall accrue and remain subject to the achievement of the Performance Objective applicable to the underlying award.

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Section 11 -	General Provisions

11.1    Amendment and Termination.

a.	The Board may amend or discontinue the Plan at any time; provided, however, that no such amendment may

i.

without the approval of the shareholders, (A) increase, subject to adjustments permitted herein, the maximum number of shares of Common Stock that may be issued through the Plan, (B) materially increase the benefits accruing to Participants under the Plan, (C) materially expand the classes of persons eligible to participate in the Plan, (D) expand the types of Awards available for grant under the Plan, (E) materially extend the term of the Plan, (F) materially change the method of determining the exercise price of Options or Stock Appreciation Rights, or (G) amend Section 11.1(b) to permit a reduction in the exercise price of Options or SARs; or

ii.	materially impair, without the consent of the Participant, an Incentive previously granted.

b.

The Committee shall possess the authority to amend the terms of any individual Incentive Agreement hereunder; provided, however, that no such amendment shall materially impair the terms of any such Incentive without the consent of each affected Participant and no such amendment shall: (a) reduce the Exercise Price of an Option or the Base Amount applicable to a SAR; or (b) cancel or exchange an outstanding Option or SAR for cash, another Incentive or for other Options with a lesser Exercise Price or Base Amount, except to the extent such action is contemplated under Section 3.5 hereof in connection with a corporate transaction involving the Company or is not otherwise deemed to constitute a direct or indirect repricing of such Option or SAR.

11.2    Transferability of Incentives. No Incentive granted hereunder shall be transferred, pledged, assigned, hypothecated, alienated or otherwise encumbered or sold by the holder thereof, whether by operation of law or otherwise, and whether voluntarily or involuntarily (except in the event of the holder’s death by will or the laws of descent and distribution) and neither the Board, the Committee nor the Company shall be required to recognize any attempted assignment of such rights by any Participant. During a Participant’s lifetime, an Incentive may be exercised only by the Participant or by the guardian or legal representative of such person. In the event of a purported assignment, transfer or division which is otherwise prohibited hereunder, such Incentive, whether or not vested, shall be forfeited and canceled, without the requirement of further notice or the payment of compensation.

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11.3    Withholding. The Company shall have the right to withhold from any payment or distribution made hereunder, or to collect as a condition of any such payment or distribution, any amount required by law to be withheld. Unless otherwise provided in an Incentive Agreement, a Participant who is an Employee may satisfy this obligation, in whole or in part, by directing the Company to withhold from any payment or distribution shares of Common Stock having a Fair Market Value equal to the minimum amount required to be withheld (or, if permitted by the Committee, such other rate as will not cause adverse accounting consequences and if permitted under IRS withholding rules) for federal and state tax purposes, including payroll taxes. Common Stock withheld hereunder shall be valued at Fair Market Value, determined as of the date on which such shares are otherwise subject to settlement or distribution hereunder.

11.4    Change in Control.

a.

Unless otherwise provided in an Incentive Agreement, a Participant's Separation from Service without Cause or for Good Reason during the 24-month period following a Change in Control shall have the following effect on the Participant's outstanding Incentives as of the date of the Participant's Separation Date: (i) all Options and SARs shall become immediately exercisable with respect to 100% of the shares subject to such Options or SARS, and (ii) all time-vesting restrictions on other Awards shall lapse. With respect to outstanding Incentives subject to performance conditions, unless otherwise provided in an Incentive Agreement, upon a Change in Control, all performance measures will be disregarded and the Incentive will convert to a corresponding time-vested Incentive at the target payout level, which will vest on the earlier of (i) the last day of the Performance Cycle, provided the Participant remains an Employee or consultant through the Performance Cycle, or (ii) the date of the Participant's Separation from Service without Cause or for Good Reason.

b.

In addition, in the event of a Change in Control, the Committee may in its sole and absolute discretion and authority, without obtaining the approval or consent of the Company's shareholders or any Participant with respect to his or her outstanding Incentives, take one or more of the following actions:

i.

arrange for or otherwise provide that each outstanding Incentive shall be assumed or a substantially similar award shall be substituted by a successor corporation or a parent or subsidiary of such successor corporation (the “Successor Corporation”);

ii.

require that all outstanding Options and SARs be exercised on or before a specified date (before or after such Change in Control) fixed by the Committee, after which specified date all unexercised Options and SARs shall terminate;

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iii.

arrange or otherwise provide for the payment of cash or other consideration to Participants representing the value of such Awards in exchange for the satisfaction and cancellation of outstanding Awards; provided, however, that in the case of any Option or SAR with an exercise price that equals or exceeds the price paid for a share in connection with the Change in Control, the Committee may cancel the Option or SAR without the payment of consideration therefor; or

iv.	make such other modifications, adjustments or amendments to outstanding Incentives or this Plan as the Committee deems necessary or appropriate, subject however to the terms of Section 3.5.

11.5    Additional Legal Requirements.

a.

Delivery of certificates representing shares of Common Stock issuable on the exercise or vesting of an Incentive shall be made by the Company promptly after receipt of notice of exercise and payment in full of the Exercise Price, if applicable, or the vesting of the Incentive or the Company may effect such delivery by means of book entry securities; provided, however, that the Company’s obligation to deliver certificates or make a book entry hereunder: (a) shall be contingent upon the execution of such agreements as the Company may request; (b) shall be contingent upon provision for the withholding of any taxes due upon the exercise or vesting of the Incentive; (c) may be postponed, in the sole discretion of the Company, for any period necessary to list, register or otherwise qualify the shares under Federal securities laws or any applicable state securities laws; and (d) may be conditioned upon the making of such additional representations and warranties or certifications as the Committee or the Company may reasonably request.

b.

Incentives granted hereunder and Common Stock issued in connection therewith shall be subject to all applicable Federal and state securities law requirements. Notwithstanding any provision of the Plan or any Incentive Agreement to the contrary, the Company shall have no obligation to issue Common Stock to a Participant hereunder if the Company reasonably determines that such issuance would constitute a violation of any applicable Federal or state securities law or any rule or regulation promulgated thereunder. The inability of the Company to issue Common Stock hereunder shall relieve the Company of any liability for the delay or failure to issue or sell such shares.

c.

The obligation of the Company or any of its Affiliates to deliver Common Stock to any Participant hereunder, or to deliver such stock free of restriction, shall be subject to all applicable laws, regulations, rules and approvals deemed necessary or appropriate by the Committee. Certificates for shares of Common Stock issued hereunder may be legended, as the Committee shall deem appropriate.

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11.6    Fractional Shares. No fractional shares shall be issued or delivered pursuant to the Plan or any Incentive hereunder. The Committee shall determine whether cash, securities, or other property shall be paid or transferred in lieu of a fractional share or whether such fractional share or any rights thereto shall be canceled, terminated, or otherwise eliminated.

11.7    Certificates. All certificates for shares of Common Stock issued hereunder shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or any stock exchange upon which such shares or other securities are then listed, and any applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

11.8    Additional Holding Period. Notwithstanding any provision of this Plan to the contrary, Common Stock issued with respect to any Incentive hereunder may be subject to such further holding period as the Committee deems necessary or appropriate.

11.9    Governing Law. The Plan and any Incentive granted under the Plan shall be governed by the laws of the State of Louisiana, without regard to the conflicts of laws provisions thereof.

11.10    Other Benefits. Incentives granted to a Participant under the terms of the Plan shall not impair or otherwise reduce such Participant’s compensation, life insurance or other benefits provided by the Company or its Affiliates; provided, however, that the value of Incentives shall not be treated as compensation for purposes of computing the value or amount of any such benefit.

11.11    No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of options, stock appreciation rights, restricted stock, and other types of Incentives provided for hereunder (subject to shareholder approval of any such arrangement if approval is required), and such arrangements may be either generally applicable or applicable only in specific cases.

11.12    Status. A Ledger Account established hereunder, including units credited thereto, shall be a bookkeeping entry only and shall not require the Company or any Affiliate to segregate or otherwise earmark or reserve assets. No shares of Common Stock shall be issued or issuable at the time units are credited to a Ledger Account established hereunder.

Neither the Plan nor any Incentive shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company and a Participant or any other person. To the extent that any person acquires a right to receive payments (including shares of Common Stock) from the Company pursuant to an Incentive, such right shall be no greater than the right of any unsecured general creditor of the Company.

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11.13    Code Section 409A. If and to the extent units or other amounts credited to a Ledger Account hereunder are deemed to constitute deferred compensation within the meaning of Code Section 409A:

a.

If any amount is payable to a specified employee (as defined in Code Section 409A) on account of his or her Separation from Service, such payment shall be delayed until the date determined in accordance with such section, without liability for loss of investment opportunity or value on account of such delay.

b.	Any Incentive that may be paid or settled in one of two years hereunder shall be paid or settled in the later year.

To the extent any Incentive granted hereunder is deemed deferred compensation within the meaning of Code Section 409A, this Plan and any affected Incentive Agreement shall be interpreted and construed in accordance with such section; if the Committee reasonably determines that any Participant hereunder may be subject to the tax imposed under Code Section 409A, notwithstanding any provision of this Plan to the contrary, the Committee, in its discretion, may amend or rescind the terms of any Incentive hereunder to the extent necessary or advisable to avoid the imposition of such tax.

11.14    Incentive Agreements. The terms of each Incentive granted or awarded hereunder shall be evidenced by an Incentive Agreement setting forth the terms and conditions applicable to such Incentive; such agreement shall be made in writing or by such electronic means as the Committee deems appropriate.

11.15    Clawback. Notwithstanding any other provisions of this Plan, any Incentive which is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement).

11.16    Data Privacy. As a condition of receipt of any Incentive, each Participant explicitly and unambiguously consents to the collection, use, and transfer, in electronic or other form, of personal data as described in this Section by and among, as applicable, the Company and its Affiliates for the exclusive purpose of implementing, administering, and managing the Plan and Incentives and such Participant’s participation in the Plan. In furtherance of such implementation, administration, and management, the Company and its Affiliates may hold certain personal information about a Participant, including, but not limited to, the Participant’s name, home address, telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, job title(s), information regarding any securities of the Company or any of its Affiliates, and details of all Incentives (the “Data”). In addition to transferring the Data amongst themselves as necessary for the purpose of implementation, administration, and management of the Plan and Incentives and the Participant’s participation in the Plan, the Company and its Affiliates may each transfer the Data to any third parties assisting the Company in the implementation, administration, and management of the Plan and Incentives and such Participant’s participation in the Plan. By accepting an Incentive, each Participant authorizes such recipients to receive, possess, use, retain, and transfer the Data, in electronic or other form, for the purposes of assisting the Company in the implementation, administration, and management of the Plan and such Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Company or the Participant may elect to deposit any shares of Common Stock. The Data related to a Participant will be held only as long as is necessary to implement, administer, and manage the Plan and Incentives and the Participant’s participation in the Plan. A Participant may, at any time, view the Data held by the Company with respect to such Participant, request additional information about the storage and processing of the Data with respect to such Participant, recommend any necessary corrections to the Data with respect to the Participant, or refuse or withdraw the consents herein in writing, in any case without cost, by contacting his or her local human resources representative. However, if a Participant refuses or withdraws the consents described herein, the Company may cancel the Participant’s eligibility to participate in the Plan, and in the Committee’s discretion, the Participant may forfeit any outstanding Incentives.

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Investar Holding Corporation

10500 Coursey Boulevard

Baton Rouge, Louisiana 70816

(225) 227-2222

www.investarbank.com

INVESTAR

P.O. BOX 8016, CARY, NC 27512-9903

Your vote matters!

Have your ballot ready and please use one of the methods below for **easy voting:**

Your control number

Have the 12 digit control number located in the box above available when you access the website and follow the instructions.

Investar Holding Corporation

Annual Meeting of Shareholders

For Shareholders of Record as of March 23, 2026

Wednesday, May 20, 2026 3:00 PM, Central Time

YOUR VOTE IS IMPORTANT!
PLEASE VOTE BY: 3:00 PM, Central Time, May 20, 2026.

Internet:
www.proxypush.com/ISTR

- Cast your vote online
- **Have your Proxy Card ready**
- Follow the simple instructions to record your vote

Phone:
1-855-652-7332

- Use any touch-tone telephone
- **Have your Proxy Card ready**
- Follow the simple recorded instructions

Mail:

- Mark, sign and date your Proxy Card
- Fold and return your Proxy Card in the postage-paid envelope provided

This proxy is being solicited on behalf of the Board of Directors

The undersigned hereby appoints John J. D'Angelo and John R. Campbell, (the "Named Proxies") and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Investar Holding Corporation which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED FOR EACH OF THE DIRECTOR NOMINEES IN ITEM 1 AND FOR THE PROPOSALS IN ITEMS 2, 3, AND 5, FOR ONE YEAR FOR THE PROPOSAL IN ITEM 4, AND AUTHORITY WILL BE DEEMED GRANTED UNDER ITEM 6.

If you hold shares in any Employee Stock Purchase Plan, or 401(k) savings plan of the Company (the "Plans"), then this proxy card, when signed and returned, or your telephone or Internet proxy, will constitute voting instructions on matters properly coming before the Annual Meeting and at any adjournments or postponements thereof in accordance with the instructions given herein to the trustee for shares held in any of the Plans. Shares in each of the Plans for which voting instructions are not received by 5:00 p.m. Eastern Time, May 19, 2026, or if no choice is specified, will be voted by an independent fiduciary.

You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors' recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Investar Holding Corporation Annual Meeting of Shareholders

Please make your marks like this: ☒

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:
FOR ON PROPOSALS 1, 2, 3 AND 5
1 YEAR on PROPOSAL 4

PROPOSAL		YOUR VOTE				BOARD OF DIRECTORS RECOMMENDS
1. To elect 13 directors, each to serve a one-year term.						
		FOR	WITHHOLD			
	1.01 John J. D'Angelo	☐	☐			FOR
	1.02 James F. Dunkerley	☐	☐			FOR
	1.03 David A. Flack, M.D.	☐	☐			FOR
	1.04 Scott G. Ginn	☐	☐			FOR
	1.05 William H. Hidalgo, Sr.	☐	☐			FOR
	1.06 Rose J. Hudson	☐	☐			FOR
	1.07 Gordon H. Joffrion, III	☐	☐			FOR
	1.08 Robert Chris Jordan	☐	☐			FOR
	1.09 Julio A. Melara	☐	☐			FOR
	1.10 Suzanne O. Middleton	☐	☐			FOR
	1.11 Andrew C. Nelson, M.D.	☐	☐			FOR
	1.12 Frank L. Walker	☐	☐			FOR
	1.13 James E. Yegge, M.D.	☐	☐			FOR
		FOR	AGAINST	ABSTAIN		
2. To ratify the appointment of BDO USA, P.C. as Investar Holding Corporation's independent registered public accounting firm for the 2026 fiscal year.		☐	☐	☐		FOR
		FOR	AGAINST	ABSTAIN		
3. To approve, on an advisory basis, the compensation of our named executive officers.		☐	☐	☐		FOR
		1YR	2YR	3YR	ABSTAIN	
4. To approve, on an advisory basis, the frequency of future advisory votes on the compensation of our named executive officers.		☐	☐	☐	☐	1 YEAR
		FOR	AGAINST	ABSTAIN		
5. To approve the Second Amended and Restated Investar Holding Corporation 2017 Long-Term Incentive Compensation Plan.		☐	☐	☐		FOR
6. To transact such other business as may properly come before the 2026 Annual Meeting of Shareholders or any adjournments or postponements thereof.						

☐ **Check here if you would like to attend the meeting in person.**

Authorized Signatures - Must be completed for your instructions to be executed.
Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

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